UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-5251

Fidelity Concord Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

Item 1.

Reports to Stockholders

Fidelity® Nasdaq Composite Index® Fund Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Nasdaq®, OMX®, NASDAQ OMX®, Nasdaq Composite®, and The Nasdaq Stock Market®, Inc. are registered trademarks of The NASDAQ OMXGroup, Inc. (which with its Affiliates are the Corporations) and are licensed for use by Fidelity. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed or sold by the Corporations. The Corporations make no warranties and bear no liability with respect to shares of the product.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nasdaq Composite Index® Fund	5.43%	16.51%	9.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nasdaq Composite Index® Fund on November 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Period Ending Values
$24,016	Fidelity® Nasdaq Composite Index® Fund
$24,354	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 8.06% for the 12 months ending November 30, 2016, rising sharply in the final month on post-election optimism for economic growth. The period began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.'s June 23 vote to exit the European Union – dubbed "Brexit" – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. For the year, 10 of the 11 sectors in the S&P 500 advanced, with six posting double-digit gains. Telecommunication services (+16%) led the way, its strength attributable to demand for dividend-paying equities early in the period, as well as to company-specific news. Cyclical sectors including industrials (+15%), financials (+14%), energy (+13%) and materials (+12%) posted strong gains, the latter two driven by a rebound in commodity prices. Conversely, real estate (+1%) lagged the index due to a late-period slump related to expectations for rising interest rates. Consumer discretionary (+3%) also underperformed, as competitive pressure continued to weigh on brick-and-mortar retailers.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund gained 5.43%, roughly in line with the 5.53% increase in the NASDAQ Composite Index. Technology stocks, a group that made up nearly half of the index weighting, contributed strongly in absolute terms for the period. In this category, the largest individual contributor was software manufacturer Microsoft (+14%). Other technology-sector contributors this period included social media giant Facebook (+13%), communications equipment manufacturer Qualcomm (+44%), networking equipment company Cisco Systems (+13%), chip maker Texas Instruments (+ 31%) and semiconductor equipment company Applied Materials (+74%). Other contributors included online retailer Amazon.com (+13%) and cable and media company Comcast (+16%). In contrast, many of the fund’s biggest detractors were health care companies caught up in a wave of concern about drug pricing in the U.S., led by Gilead Sciences (-29%), Regeneron Pharmaceuticals (-30%), Alexion Pharmaceuticals (-31%) and Vertex Pharmaceuticals (-37%). Also weighing on results was consumer electronics company Apple (-5%) – the largest average position in the index throughout the 12 months – and China-based online search company Baidu (-23%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.3	7.4
Microsoft Corp.	5.8	5.6
Amazon.com, Inc.	4.4	4.6
Facebook, Inc. Class A	3.4	3.7
Alphabet, Inc. Class C	3.2	3.4
Alphabet, Inc. Class A	2.8	2.9
Comcast Corp. Class A	2.1	2.1
Intel Corp.	2.0	2.0
Cisco Systems, Inc.	1.9	2.0
Amgen, Inc.	1.3	1.6
	34.2

Top Market Sectors as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	46.7	45.7
Consumer Discretionary	18.9	18.7
Health Care	13.1	14.5
Financials	7.4	8.5
Consumer Staples	5.1	5.6
Industrials	4.6	4.3
Telecommunication Services	1.1	1.2
Real Estate	0.8	0.0
Energy	0.6	0.5
Materials	0.6	0.5

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of November 30, 2016 *
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 7.6%

As of May 31, 2016 *
Stocks and Equity Futures	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 7.7%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2016

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 18.9%
Auto Components - 0.3%
China Automotive Systems, Inc. (a)	9,677	$66,578
China XD Plastics Co. Ltd. (a)	13,378	61,539
Dorman Products, Inc. (a)(b)	11,478	829,171
Federal-Mogul Corp. Class A (a)(b)	54,919	525,575
Fox Factory Holding Corp. (a)	11,959	300,171
Gentex Corp. (b)	93,617	1,730,978
Gentherm, Inc. (a)	11,810	376,149
Kandi Technolgies, Inc. (a)(b)	19,321	100,469
Motorcar Parts of America, Inc. (a)	6,419	157,009
Shiloh Industries, Inc. (a)	6,437	45,381
SORL Auto Parts, Inc. (a)	7,832	30,075
Spartan Motors, Inc.	12,316	110,228
Strattec Security Corp.	1,501	58,389
Sypris Solutions, Inc. (a)	1,434	1,405
The Goodyear Tire & Rubber Co.	86,992	2,669,784
VOXX International Corp. (a)	10,039	48,689
Workhorse Group, Inc. (a)(b)	8,768	64,971
		7,176,561
Automobiles - 0.4%
Tesla Motors, Inc. (a)(b)	53,053	10,048,238
Distributors - 0.2%
Core-Mark Holding Co., Inc.	15,346	560,282
Educational Development Corp.	1,826	16,525
Fenix Parts, Inc. (a)	9,442	32,386
LKQ Corp. (a)	101,017	3,316,388
Pool Corp.	13,456	1,353,808
Weyco Group, Inc.	4,744	136,485
		5,415,874
Diversified Consumer Services - 0.1%
American Public Education, Inc. (a)	5,267	121,668
Apollo Education Group, Inc. Class A (non-vtg.) (a)	35,941	338,924
Ascent Capital Group, Inc. (a)	3,915	70,744
ATA, Inc. ADR (a)(b)	2,232	8,593
Cambium Learning Group, Inc. (a)	16,088	80,118
Capella Education Co.	3,864	337,134
Career Education Corp. (a)	23,870	238,461
Collectors Universe, Inc.	3,024	60,359
Grand Canyon Education, Inc. (a)	15,441	881,681
Houghton Mifflin Harcourt Co. (a)	40,741	450,188
Liberty Tax, Inc.	4,498	55,325
Lincoln Educational Services Corp. (a)(b)	11,240	22,255
National American University Holdings, Inc.	1,829	3,640
Strayer Education, Inc. (a)	3,733	273,368
Tarena International, Inc. ADR	10,560	177,302
		3,119,760
Hotels, Restaurants & Leisure - 2.7%
Amaya, Inc. (a)(b)	47,924	699,256
BJ's Restaurants, Inc. (a)	8,401	311,677
Bloomin' Brands, Inc.	36,662	681,913
Bob Evans Farms, Inc. (b)	6,331	282,679
Bojangles', Inc. (a)(b)	11,915	213,279
Bravo Brio Restaurant Group, Inc. (a)	8,076	33,515
Buffalo Wild Wings, Inc. (a)	5,986	1,009,240
Caesars Acquisition Co. (a)(b)	51,977	623,724
Caesars Entertainment Corp. (a)(b)	49,728	372,960
Carrols Restaurant Group, Inc. (a)	12,895	175,372
Century Casinos, Inc. (a)	11,415	78,764
China Lodging Group Ltd. ADR	10,436	546,638
Churchill Downs, Inc.	5,427	830,874
Chuy's Holdings, Inc. (a)(b)	5,362	168,099
Cracker Barrel Old Country Store, Inc. (b)	7,910	1,287,273
Dave & Buster's Entertainment, Inc. (a)	13,754	644,375
Del Frisco's Restaurant Group, Inc. (a)	7,307	125,680
Del Taco Restaurants, Inc. (a)(b)	11,946	173,456
Denny's Corp. (a)	25,042	302,758
Diversified Restaurant Holdings, Inc. (a)	7,360	10,304
Dunkin' Brands Group, Inc.	29,993	1,628,320
El Pollo Loco Holdings, Inc. (a)(b)	12,071	152,095
Eldorado Resorts, Inc. (a)(b)	15,001	206,264
Empire Resorts, Inc. (a)(b)	10,744	234,219
Famous Dave's of America, Inc. (a)	1,737	8,077
Fiesta Restaurant Group, Inc. (a)	8,876	254,297
Fogo de Chao, Inc. (a)(b)	9,961	137,960
Gaming Partners International Corp.	2,789	32,408
GigaMedia Ltd. (a)	1,007	2,578
Golden Entertainment, Inc.	8,990	111,656
Good Times Restaurants, Inc. (a)(b)	8,038	25,722
Habit Restaurants, Inc. Class A (a)(b)	6,360	106,848
Iao Kun Group Holding Co. Ltd.	14,955	3,141
Icahn Enterprises LP	48,247	2,789,159
Ignite Restaurant Group, Inc. (a)(b)	10,009	2,723
Ilg, Inc.	48,118	869,492
International Speedway Corp. Class A	8,895	327,336
Isle of Capri Casinos, Inc. (a)	13,455	301,661
Jack in the Box, Inc.	10,657	1,108,541
Jamba, Inc. (a)(b)	6,501	64,490
Kona Grill, Inc. (a)	3,779	46,482
Lindblad Expeditions Holdings (a)(b)	18,088	172,921
Marriott International, Inc. Class A	130,222	10,258,889
Melco Crown Entertainment Ltd. sponsored ADR (b)	56,985	1,120,325
Monarch Casino & Resort, Inc. (a)	6,333	157,565
Morgans Hotel Group Co. (a)	9,232	19,849
Nathan's Famous, Inc. (a)(b)	1,506	93,146
Noodles & Co. (a)(b)	9,877	41,483
Norwegian Cruise Line Holdings Ltd. (a)	76,818	3,058,125
Panera Bread Co. Class A (a)(b)	7,324	1,553,494
Papa John's International, Inc.	12,264	1,083,647
Papa Murphy's Holdings, Inc. (a)(b)	5,342	25,321
Peak Resorts, Inc.	8,205	39,384
Penn National Gaming, Inc. (a)	27,445	364,470
Pinnacle Entertainment, Inc.	19,263	262,555
Popeyes Louisiana Kitchen, Inc. (a)	7,112	425,867
Potbelly Corp. (a)	9,518	129,921
Rave Restaurant Group, Inc. (a)	4,931	10,651
RCI Hospitality Holdings, Inc.	4,425	53,897
Red Robin Gourmet Burgers, Inc. (a)	4,333	222,933
Red Rock Resorts, Inc.	14,330	328,444
Ruth's Hospitality Group, Inc.	10,732	182,444
Scientific Games Corp. Class A (a)(b)	28,879	425,965
Sonic Corp.	15,238	397,712
Starbucks Corp.	488,086	28,294,345
Texas Roadhouse, Inc. Class A (b)	22,945	1,075,891
The Cheesecake Factory, Inc.	15,511	917,786
Town Sports International Holdings, Inc. (a)	11,510	25,898
Tuniu Corp. Class A sponsored ADR (a)(b)	12,168	110,485
Wendy's Co. (b)	84,601	1,063,435
Wingstop, Inc.	9,900	303,831
Wynn Resorts Ltd. (b)	34,210	3,489,078
		72,695,062
Household Durables - 0.2%
Bassett Furniture Industries, Inc.	3,729	108,327
Cavco Industries, Inc. (a)	2,956	279,490
Dixie Group, Inc. (a)	3,770	12,818
Flexsteel Industries, Inc.	2,745	150,646
Garmin Ltd. (b)	62,407	3,255,149
GoPro, Inc. Class A (a)(b)	33,592	335,248
Green Brick Partners, Inc. (a)(b)	16,112	147,425
Helen of Troy Ltd. (a)	9,366	797,047
Hooker Furniture Corp.	4,235	115,616
iRobot Corp. (a)(b)	8,564	488,148
LGI Homes, Inc. (a)(b)	6,945	226,754
Lifetime Brands, Inc.	5,439	90,831
Live Ventures, Inc. (a)(b)	1,819	4,566
Nova LifeStyle, Inc. (a)(b)	8,342	21,272
SGOCO Technology Ltd. (a)	250	938
SodaStream International Ltd. (a)(b)	7,370	268,415
Stanley Furniture Co., Inc.	825	759
Turtle Beach Corp. (a)(b)	21,513	30,764
Universal Electronics, Inc. (a)	4,724	318,161
Vuzix Corp. (a)(b)	6,024	48,192
Zagg, Inc. (a)	10,728	70,805
		6,771,371
Internet & Direct Marketing Retail - 7.2%
1-800-FLOWERS.com, Inc. Class A (a)	12,682	133,795
Amazon.com, Inc. (a)(b)	158,235	118,766,444
Blue Nile, Inc.	3,584	144,507
CafePress, Inc. (a)	1,330	4,057
Cnova NV (a)(b)	148,172	810,501
Ctrip.com International Ltd. ADR (a)(b)	141,107	6,382,270
Duluth Holdings, Inc. (b)	9,739	326,354
Etsy, Inc. (a)	37,304	462,570
EVINE Live, Inc. (a)	25,338	42,314
Expedia, Inc.	46,031	5,710,146
FTD Companies, Inc. (a)	9,560	218,542
Gaia, Inc. Class A (a)	4,419	37,562
Groupon, Inc. Class A (a)(b)	187,789	745,522
HSN, Inc.	17,285	658,559
JD.com, Inc. sponsored ADR (a)(b)	306,716	8,241,459
Lands' End, Inc. (a)(b)	10,395	184,511
Liberty Expedia Holdings, Inc. (a)	18,825	827,547
Liberty Interactive Corp.:
(Venture Group) Series A (a)	28,237	1,101,808
QVC Group Series A (a)	151,248	3,132,346
Liberty TripAdvisor Holdings, Inc. (a)	25,793	413,978
MakeMyTrip Ltd. (a)	14,272	344,669
Netflix, Inc. (a)	143,245	16,759,665
NutriSystem, Inc.	9,742	358,019
Overstock.com, Inc. (a)	8,867	150,296
Overstock.com, Inc. rights 12/6/16 (a)(b)	887	0
PetMed Express, Inc. (b)	7,027	153,399
Priceline Group, Inc. (a)	16,445	24,728,018
Qunar Cayman Islands Ltd. sponsored ADR (a)(b)	23,534	706,726
Shutterfly, Inc. (a)	11,027	558,738
TripAdvisor, Inc. (a)(b)	44,159	2,131,997
U.S. Auto Parts Network, Inc. (a)	15,907	45,335
		194,281,654
Leisure Products - 0.3%
Arctic Cat, Inc. (b)	4,512	68,763
Black Diamond, Inc. (a)(b)	14,880	91,512
Escalade, Inc.	5,185	71,294
Hasbro, Inc.	41,897	3,577,585
JAKKS Pacific, Inc. (a)(b)	11,010	77,621
Johnson Outdoors, Inc. Class A	3,138	131,168
Malibu Boats, Inc. Class A (a)	5,676	103,303
Mattel, Inc. (b)	112,194	3,541,965
MCBC Holdings, Inc.	6,935	93,206
Smith & Wesson Holding Corp. (a)(b)	18,622	434,451
Summer Infant, Inc. (a)	1,750	3,973
		8,194,841
Media - 5.5%
AirMedia Group, Inc. ADR (a)	20,876	58,453
AMC Networks, Inc. Class A (a)	19,731	1,090,138
Beasley Broadcast Group, Inc. Class A	689	4,375
Carmike Cinemas, Inc. (a)(b)	7,720	260,936
Central European Media Enterprises Ltd. Class A (a)(b)	48,238	127,831
Charter Communications, Inc. Class A (a)	90,519	24,920,786
Cinedigm Corp. (a)	1,960	2,920
Comcast Corp. Class A (b)	800,907	55,671,046
Cumulus Media, Inc. Class A (a)	7,572	9,162
Daily Journal Corp. (a)(b)	588	142,137
Discovery Communications, Inc.:
Class A (a)(b)	50,631	1,371,594
Class B (a)	715	19,269
Class C (non-vtg.) (a)(b)	79,621	2,105,179
DISH Network Corp. Class A (a)	76,566	4,398,717
Emmis Communications Corp. Class A (a)	621	2,037
Global Eagle Entertainment, Inc. (a)	27,882	179,002
Hemisphere Media Group, Inc. (a)	7,054	83,590
Insignia Systems, Inc.	738	1,668
Liberty Broadband Corp.:
Class A (a)	8,148	566,530
Class C (a)(b)	51,496	3,672,180
Liberty Global PLC:
Class A (a)	89,358	2,798,693
Class B (a)	247	7,781
Class C (a)	216,241	6,584,538
LiLAC Class A (a)(b)	16,663	359,588
LiLAC Class C (a)(b)	40,736	862,381
Liberty Media Corp.:
Liberty Braves Class A (a)	4,387	88,398
Liberty Braves Class C (a)	11,827	235,002
Liberty Media Class A (a)	12,564	393,128
Liberty Media Class C (a)	15,938	496,469
Liberty SiriusXM Class A (a)	35,365	1,283,750
Liberty SiriusXM Class C (a)	75,501	2,699,916
Loral Space & Communications Ltd. (a)(b)	7,294	287,384
MDC Partners, Inc. Class A	17,539	108,742
National CineMedia, Inc.	21,120	323,981
News Corp.:
Class A	127,018	1,468,328
Class B	66,226	791,401
Nexstar Broadcasting Group, Inc. Class A (b)	10,084	601,511
Radio One, Inc. Class D (non-vtg.) (a)(b)	18,618	53,992
Reading International, Inc. Class A (a)	8,651	135,907
Salem Communications Corp. Class A	6,056	34,519
Scholastic Corp. (b)	12,337	543,938
Scripps Networks Interactive, Inc. Class A (b)	31,315	2,168,877
Sinclair Broadcast Group, Inc. Class A	22,352	727,558
Sirius XM Holdings, Inc. (b)	1,610,248	7,358,833
Spanish Broadcasting System, Inc. Class A (a)	311	1,260
Starz Series A (a)(b)	32,373	1,096,150
Tribune Publishing Co.	12,223	159,143
Twenty-First Century Fox, Inc.:
Class A	354,940	9,977,363
Class B	267,724	7,512,335
Viacom, Inc.:
Class A (b)	17,167	713,718
Class B (non-vtg.)	114,558	4,293,634
Videocon d2h Ltd. sponsored ADR (a)	13,671	127,687
VisionChina Media, Inc. ADR (a)	1,079	5,719
Wecast Network, Inc. (a)	15,827	18,992
WPP PLC ADR (b)	5,697	605,249
		149,613,415
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)(b)	79,327	6,993,468
Fred's, Inc. Class A	14,161	141,468
Gordmans Stores, Inc. (a)(b)	3,931	2,830
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	19,832	595,952
Sears Canada, Inc. (a)(b)	29,750	50,052
Sears Holdings Corp. (a)(b)	36,159	465,728
The Bon-Ton Stores, Inc. (b)	5,468	8,639
Tuesday Morning Corp. (a)	14,954	69,536
		8,327,673
Specialty Retail - 1.5%
America's Car Mart, Inc. (a)(b)	2,497	113,738
Ascena Retail Group, Inc. (a)(b)	65,137	393,427
bebe stores, Inc. (a)(b)	19,126	10,519
Bed Bath & Beyond, Inc. (b)	50,633	2,268,865
Big 5 Sporting Goods Corp.	7,420	143,577
Citi Trends, Inc.	4,611	80,047
Conn's, Inc. (a)(b)	9,568	107,640
DavidsTea, Inc. (a)	9,202	87,879
Destination Maternity Corp. (b)	6,011	40,274
Destination XL Group, Inc. (a)(b)	19,982	81,926
Finish Line, Inc. Class A (b)	13,458	301,998
Five Below, Inc. (a)(b)	17,855	702,773
Francesca's Holdings Corp. (a)(b)	12,836	205,119
Hibbett Sports, Inc. (a)(b)	7,488	301,392
Kirkland's, Inc. (a)	4,778	70,189
Michaels Companies, Inc. (a)	69,125	1,685,268
Monro Muffler Brake, Inc. (b)	10,670	638,066
O'Reilly Automotive, Inc. (a)(b)	31,795	8,727,728
Office Depot, Inc.	180,972	881,334
Perfumania Holdings, Inc. (a)	1,858	3,159
Rent-A-Center, Inc. (b)	16,571	191,395
Ross Stores, Inc.	133,148	8,999,473
Sears Hometown & Outlet Stores, Inc. (a)(b)	7,167	43,002
Select Comfort Corp. (a)	15,318	346,493
Shagrir Group Vehicle Services Ltd. (a)	902	1,883
Shoe Carnival, Inc.	6,746	176,138
Sportsman's Warehouse Holdings, Inc. (a)(b)	13,189	118,701
Staples, Inc.	214,144	2,070,772
Stein Mart, Inc.	15,416	76,772
Tandy Leather Factory, Inc. (a)	1,041	7,860
The Children's Place Retail Stores, Inc. (b)	6,134	637,016
Tile Shop Holdings, Inc. (a)(b)	16,986	340,569
Tractor Supply Co.	45,002	3,378,300
Trans World Entertainment Corp. (a)	6,821	24,897
TravelCenters of America LLC (a)	16,708	110,273
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	21,004	5,450,538
Urban Outfitters, Inc. (a)(b)	38,804	1,226,206
West Marine, Inc. (a)	10,472	100,741
Winmark Corp.	1,713	196,567
Zumiez, Inc. (a)(b)	8,312	206,138
		40,548,652
Textiles, Apparel & Luxury Goods - 0.2%
Charles & Colvard Ltd. (a)	4,097	3,564
Cherokee, Inc. (a)	3,256	34,025
Columbia Sportswear Co.	23,643	1,344,577
Crocs, Inc. (a)	23,643	165,501
Crown Crafts, Inc.	4,553	35,969
Differential Brands Group, Inc.(a)	3,423	10,269
Fossil Group, Inc. (a)(b)	15,384	514,133
G-III Apparel Group Ltd. (a)	15,016	407,835
Iconix Brand Group, Inc. (a)	18,589	166,743
Kingold Jewelry, Inc. (a)(b)	26,949	38,537
Lakeland Industries, Inc. (a)	2,257	25,617
lululemon athletica, Inc. (a)(b)	42,061	2,397,056
Perry Ellis International, Inc. (a)	4,580	116,882
Rocky Brands, Inc.	3,378	35,976
Sequential Brands Group, Inc. (a)(b)	19,492	99,799
Steven Madden Ltd. (a)(b)	20,608	763,526
Superior Uniform Group, Inc.	5,441	104,413
Vera Bradley, Inc. (a)	12,194	175,837
		6,440,259

TOTAL CONSUMER DISCRETIONARY		512,633,360

CONSUMER STAPLES - 5.1%
Beverages - 0.4%
Coca-Cola Bottling Co. Consolidated	2,396	387,625
Craft Brew Alliance, Inc. (a)(b)	6,958	105,762
MGP Ingredients, Inc.	5,345	252,819
Monster Beverage Corp. (a)(b)	191,553	8,571,997
National Beverage Corp. (b)	15,377	776,385
Primo Water Corp. (a)	8,555	110,017
		10,204,605
Food & Staples Retailing - 2.3%
Andersons, Inc.	9,610	378,154
Casey's General Stores, Inc. (b)	12,906	1,554,528
Chefs' Warehouse Holdings (a)(b)	8,602	111,396
China Jo-Jo Drugstores, Inc. (a)	1,100	1,826
Costco Wholesale Corp.	146,327	21,965,146
G Willi-Food International Ltd.	4,242	25,452
Ingles Markets, Inc. Class A	4,841	222,202
PriceSmart, Inc.	10,228	933,816
SpartanNash Co.	12,585	455,703
Sprouts Farmers Market LLC (a)(b)	49,157	983,632
United Natural Foods, Inc. (a)	16,630	780,779
Village Super Market, Inc. Class A	4,168	143,921
Walgreens Boots Alliance, Inc.	361,777	30,653,365
Whole Foods Market, Inc. (b)	107,587	3,269,569
		61,479,489
Food Products - 2.4%
Alico, Inc.	3,689	100,710
Blue Buffalo Pet Products, Inc. (a)(b)	65,251	1,528,831
Bridgford Foods Corp. (a)	433	5,309
Cal-Maine Foods, Inc. (b)	14,499	590,109
Calavo Growers, Inc.	5,889	317,712
Farmer Brothers Co. (a)(b)	6,095	212,411
Freshpet, Inc. (a)(b)	11,791	109,067
Gores Holdings, Inc. (a)	12,031	155,801
Inventure Foods, Inc. (a)(b)	6,705	60,613
J&J Snack Foods Corp.	6,624	804,352
John B. Sanfilippo & Son, Inc.	2,814	179,252
Lancaster Colony Corp.	9,054	1,226,908
Landec Corp. (a)	8,847	126,512
Lifeway Foods, Inc. (a)	5,561	64,674
Limoneira Co. (b)	5,024	90,131
Mondelez International, Inc.	519,504	21,424,345
Origin Agritech Ltd. (a)(b)	10,619	28,247
Pilgrim's Pride Corp. (b)	88,685	1,561,743
S&W Seed Co. (a)(b)	8,090	38,832
Sanderson Farms, Inc. (b)	7,538	607,940
Seneca Foods Corp. Class A (a)	3,635	136,676
SkyPeople Fruit Juice, Inc. (a)(b)	213	1,740
Snyders-Lance, Inc. (b)	31,399	1,169,927
SunOpta, Inc. (a)	28,883	210,846
The Hain Celestial Group, Inc. (a)	33,832	1,325,876
The Kraft Heinz Co.	405,907	33,142,307
		65,220,871
Household Products - 0.0%
Central Garden & Pet Co. (a)	6,313	182,319
Central Garden & Pet Co. Class A (non-vtg.) (a)	9,545	261,247
WD-40 Co. (b)	4,761	513,712
		957,278
Personal Products - 0.0%
Inter Parfums, Inc.	10,400	358,280
LifeVantage Corp. (a)(b)	4,117	33,307
Mannatech, Inc.	1,439	23,528
Natural Alternatives International, Inc. (a)	2,371	29,045
Natural Health Trends Corp. (b)	4,009	101,388
Nature's Sunshine Products, Inc.	7,919	119,577
Neptune Technologies & Bioressources, Inc. (a)(b)	17,693	18,176
Nutraceutical International Corp.	3,678	118,616
Reliv International, Inc. (a)	131	552
Synutra International, Inc. (a)(b)	19,248	99,127
The Female Health Co. (a)(b)	6,933	7,765
United-Guardian, Inc.	2,237	36,239
		945,600

TOTAL CONSUMER STAPLES		138,807,843

ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Archrock Partners LP	19,891	317,063
CSI Compressco LP	12,448	124,480
Dawson Geophysical Co. (a)(b)	7,613	59,762
ENGlobal Corp. (a)	5,041	6,755
Geospace Technologies Corp. (a)	4,623	97,869
Gulf Island Fabrication, Inc.	5,322	63,066
Mammoth Energy Services, Inc. (b)	11,890	190,597
Matrix Service Co. (a)	9,776	203,830
Mitcham Industries, Inc. (a)	2,123	8,110
Ocean Rig UDW, Inc. (United States) (a)(b)	54,499	92,103
Patterson-UTI Energy, Inc. (b)	48,981	1,306,323
PHI, Inc. (non-vtg.) (a)	5,206	78,715
Profire Energy, Inc. (a)(b)	7,873	10,471
RigNet, Inc. (a)	7,072	121,992
SAExploration Holdings, Inc.	3,303	28,175
SAExploration Holdings, Inc.:
warrants 7/27/21 (c)	30	81
warrants 7/27/21 (c)	30	97
Synthesis Energy Systems, Inc. (a)(b)	23,079	21,925
Tesco Corp.	19,394	150,304
		2,881,718
Oil, Gas & Consumable Fuels - 0.5%
Abraxas Petroleum Corp. (a)	51,492	108,133
Aemetis, Inc. (a)(b)	5,390	9,217
Alliance Holdings GP, LP	20,040	580,358
Alliance Resource Partners LP	24,777	587,215
Amyris, Inc. (a)(b)	82,041	72,393
Approach Resources, Inc. (a)(b)	15,911	55,848
Blueknight Energy Partners LP	13,867	91,522
Calumet Specialty Products Partners LP	26,709	106,836
Capital Product Partners LP	36,962	107,190
Carrizo Oil & Gas, Inc. (a)	22,078	934,783
Centennial Resource Development, Inc. (a)(b)	56,469	1,027,736
Clean Energy Fuels Corp. (a)(b)	43,974	160,065
Diamondback Energy, Inc. (a)	25,725	2,774,441
Dorchester Minerals LP	11,954	199,034
EV Energy Partners LP	19,111	35,738
Extraction Oil & Gas, Inc. (b)	51,579	1,213,654
Gevo, Inc. (a)(b)	46,115	14,987
Golar LNG Ltd. (b)	30,818	751,959
Golar LNG Partners LP	15,174	338,077
Green Plains Partners LP	6,490	118,443
Green Plains, Inc.	12,800	346,880
Gulfport Energy Corp. (a)	41,246	1,059,610
Hallador Energy Co.	13,014	119,599
Hongli Clean Energy Technologies Corp. (a)	448	1,711
Isramco, Inc. (a)(b)	884	104,091
Legacy Reserves LP	24,413	46,995
Lonestar Resources U.S., Inc. (a)(b)	3,155	28,300
Magellan Petroleum Corp. (a)(b)	569	3,357
Marine Petroleum Trust	339	1,183
Martin Midstream Partners LP	11,473	195,041
Memorial Production Partners LP	27,639	14,367
Mid-Con Energy Partners LP (a)	7,322	18,232
Pacific Ethanol, Inc. (a)	12,497	107,474
PDC Energy, Inc. (a)(b)	18,585	1,383,653
PennTex Midstream Partners LP	7,073	111,329
PrimeEnergy Corp. (a)	333	17,150
Renewable Energy Group, Inc. (a)	13,388	130,533
Rex Energy Corp. (a)(b)	49,595	22,476
StealthGas, Inc. (a)	12,561	44,717
Torchlight Energy Resources, Inc. (a)(b)	26,806	34,312
TransGlobe Energy Corp. (a)	19,974	35,240
U.S. Energy Corp. (a)	529	809
Uranium Resources, Inc. (a)	473	747
Vanguard Natural Resources LLC	42,060	24,437
Vertex Energy, Inc. (a)(b)	4,311	4,570
Viper Energy Partners LP	29,730	466,761
Westmoreland Coal Co. (a)	6,789	117,585
Zion Oil & Gas, Inc. (a)	3,214	4,307
		13,733,095

TOTAL ENERGY		16,614,813

FINANCIALS - 7.4%
Banks - 3.5%
1st Source Corp.	11,305	444,965
Access National Corp. (b)	4,256	116,487
ACNB Corp.	2,601	80,891
Allegiance Bancshares, Inc. (a)	4,276	130,846
American National Bankshares, Inc.	4,129	128,618
American River Bankshares (a)	684	9,296
Ameris Bancorp	11,054	495,772
Ames National Corp. (b)	4,791	143,970
Anchor Bancorp (a)	1,168	29,901
Arrow Financial Corp.	6,539	247,501
Atlantic Capital Bancshares, Inc. (a)	11,079	178,372
BancFirst Corp.	5,454	446,955
Bancorp, Inc., Delaware (a)	18,533	128,248
Bank of Commerce Holdings	7,378	61,975
Bank of Marin Bancorp	2,839	180,135
Bank of the Ozarks, Inc. (b)	39,799	1,931,047
Bankwell Financial Group, Inc.	3,662	106,747
Banner Corp. (b)	11,493	599,130
BCB Bancorp, Inc.	4,294	51,957
Blue Hills Bancorp, Inc.	10,150	176,610
BNC Bancorp	16,090	485,918
BOK Financial Corp. (b)	22,316	1,792,421
Boston Private Financial Holdings, Inc.	24,048	360,720
Bridge Bancorp, Inc.	5,725	192,646
Brookline Bancorp, Inc., Delaware	24,941	371,621
Bryn Mawr Bank Corp.	7,262	267,242
C & F Financial Corp.	1,712	77,211
California First National Bancorp	3,963	61,030
Camden National Corp.	5,031	195,957
Capital Bank Financial Corp. Series A	12,322	441,128
Capital City Bank Group, Inc.	7,950	149,858
Cardinal Financial Corp.	10,114	323,547
Carolina Financial Corp.	4,948	131,270
Cascade Bancorp (a)	29,989	218,320
Cathay General Bancorp	24,735	868,199
Centerstate Banks of Florida, Inc.	14,725	330,135
Central Valley Community Bancorp	4,976	82,204
Century Bancorp, Inc. Class A (non-vtg.)	1,598	86,851
Chemical Financial Corp.	23,359	1,211,865
Chemung Financial Corp. (b)	2,085	65,552
Citizens & Northern Corp.	5,396	128,695
Citizens Holding Co.	1,328	32,138
City Holding Co.	4,893	300,822
Civista Bancshares, Inc. (b)	2,823	53,637
CNB Financial Corp., Pennsylvania	7,829	182,103
CoBiz, Inc.	14,313	216,556
Codorus Valley Bancorp, Inc.	3,966	95,184
Colony Bankcorp, Inc. (a)	217	2,441
Columbia Banking Systems, Inc.	18,260	727,113
Commerce Bancshares, Inc.	32,627	1,788,286
Commerce Union Bancshares, Inc. (b)	2,659	55,174
Community Trust Bancorp, Inc.	8,447	356,886
ConnectOne Bancorp, Inc.	12,161	285,784
County Bancorp, Inc.	2,691	60,763
CU Bancorp (a)	6,745	188,186
CVB Financial Corp.	33,762	701,237
DNB Financial Corp.	927	25,493
Eagle Bancorp, Inc. (a)(b)	11,065	650,069
East West Bancorp, Inc.	47,393	2,269,177
Eastern Virginia Bankshares, Inc.	5,032	46,093
Enterprise Bancorp, Inc.	3,918	123,613
Enterprise Financial Services Corp.	7,240	278,016
Equity Bancshares, Inc.	2,827	88,542
Farmers Capital Bank Corp.	4,701	168,766
Farmers National Banc Corp.	10,314	122,221
Fidelity Southern Corp.	8,808	196,418
Fifth Third Bancorp (b)	253,276	6,590,242
Financial Institutions, Inc.	6,422	196,834
First Bancorp, North Carolina	7,553	188,825
First Busey Corp.	12,667	347,202
First Business Finance Services, Inc.	3,986	87,493
First Citizen Bancshares, Inc.	3,575	1,274,023
First Community Bancshares, Inc.	6,673	188,179
First Community Financial Partners, Inc. (a)(b)	7,744	84,410
First Connecticut Bancorp, Inc.	8,186	177,227
First Financial Bancorp, Ohio	21,788	583,918
First Financial Bankshares, Inc. (b)	21,661	932,506
First Financial Corp., Indiana	4,769	218,420
First Financial Northwest, Inc.	6,788	115,124
First Foundation, Inc. (a)	5,772	161,731
First Hawaiian, Inc. (b)	47,689	1,430,193
First Internet Bancorp (b)	1,663	48,310
First Interstate Bancsystem, Inc.	8,036	303,359
First Merchants Corp.	13,461	462,116
First Mid-Illinois Bancshares, Inc.	4,179	127,251
First Midwest Bancorp, Inc., Delaware	23,888	580,001
First NBC Bank Holding Co. (a)(b)	5,831	41,109
First Northwest Bancorp (a)(b)	4,336	63,913
First of Long Island Corp.	8,065	206,464
First South Bancorp, Inc., Virginia	619	6,877
First United Corp. (a)	493	6,384
Flushing Financial Corp.	9,880	258,658
Fulton Financial Corp. (b)	52,368	929,532
German American Bancorp, Inc.	6,184	293,369
Glacier Bancorp, Inc.	23,700	812,910
Great Southern Bancorp, Inc.	5,315	263,890
Green Bancorp, Inc. (a)	12,894	161,175
Grupo Financiero Galicia SA sponsored ADR (b)	15,917	432,783
Guaranty Bancorp	9,082	193,447
Hancock Holding Co.	24,596	1,021,964
Hanmi Financial Corp.	11,040	338,928
HarborOne Bancorp, Inc.	10,357	194,712
Hawthorn Bancshares, Inc.	705	11,562
Heartland Financial U.S.A., Inc.	8,263	354,070
Heritage Commerce Corp.	14,464	179,209
Heritage Financial Corp., Washington	12,452	282,038
Heritage Oaks Bancorp	14,879	148,046
Home Bancshares, Inc.	47,374	1,225,565
HomeTrust Bancshares, Inc. (a)	7,652	181,352
Hope Bancorp, Inc. (b)	44,726	890,047
Horizon Bancorp Industries	9,334	212,629
Huntington Bancshares, Inc.	359,061	4,473,900
IBERIABANK Corp. (b)	13,262	1,098,757
Independent Bank Corp.	7,711	145,738
Independent Bank Corp., Massachusetts	9,921	645,857
Independent Bank Group, Inc.	5,870	352,787
International Bancshares Corp.	25,171	979,781
Investar Holding Corp.	1,376	24,699
Investors Bancorp, Inc.	97,952	1,326,270
Lakeland Bancorp, Inc.	17,459	306,405
Lakeland Financial Corp.	8,143	343,635
Landmark Bancorp, Inc.	543	14,677
LCNB Corp. (b)	4,073	84,311
LegacyTexas Financial Group, Inc.	15,448	606,488
Live Oak Bancshares, Inc. (b)	10,398	180,405
Macatawa Bank Corp. (b)	15,222	143,543
MainSource Financial Group, Inc.	9,195	281,091
MB Financial, Inc.	27,683	1,197,843
MBT Financial Corp.	9,373	89,512
Mercantile Bank Corp.	6,559	215,201
Merchants Bancshares, Inc.	2,816	139,110
Middleburg Financial Corp.	2,232	77,540
Midland States Bancorp, Inc.	6,137	199,821
MidWestOne Financial Group, Inc.	4,560	152,714
MutualFirst Financial, Inc.	3,641	108,320
National Bankshares, Inc. (b)	2,969	107,181
National Commerce Corp. (a)(b)	4,298	140,545
NBT Bancorp, Inc.	18,118	700,080
Nicolet Bankshares, Inc. (a)(b)	3,118	137,722
Northeast Bancorp	3,226	37,906
Northrim Bancorp, Inc.	2,711	76,179
Norwood Financial Corp.	895	29,759
Oak Valley Bancorp Oakdale California	1,916	22,187
Ohio Valley Banc Corp.	1,615	39,164
Old Line Bancshares, Inc.	4,801	105,094
Old National Bancorp, Indiana	39,741	677,584
Old Point Financial Corp.	453	9,740
Old Second Bancorp, Inc.	12,946	119,103
Opus Bank	11,059	279,793
Orrstown Financial Services, Inc.	3,193	71,044
Pacific Continental Corp.	7,115	141,233
Pacific Mercantile Bancorp (a)	11,962	72,370
Pacific Premier Bancorp, Inc. (a)	9,384	300,757
PacWest Bancorp (b)	38,718	1,984,298
Park Sterling Corp.	17,930	174,459
Patriot National Bancorp, Inc. (a)	1,723	24,036
Peapack-Gladstone Financial Corp.	5,501	147,262
Penns Woods Bancorp, Inc.	2,428	114,893
People's Utah Bancorp	6,673	154,146
Peoples Bancorp of North Carolina	1,863	41,284
Peoples Bancorp, Inc.	6,192	180,868
Peoples Financial Services Corp.	3,284	144,890
Peoples United Financial, Inc. (b)	96,750	1,811,160
Pinnacle Financial Partners, Inc. (b)	15,007	967,952
Popular, Inc.	33,685	1,369,295
Preferred Bank, Los Angeles	4,831	217,830
Premier Financial Bancorp, Inc.	5,570	102,432
PrivateBancorp, Inc.	26,178	1,224,607
QCR Holdings, Inc.	4,346	165,800
Randolph Bancorp, Inc.	2,023	30,042
Renasant Corp.	13,219	548,060
Republic Bancorp, Inc., Kentucky Class A	7,206	266,838
Republic First Bancorp, Inc. (a)	15,141	81,004
S&T Bancorp, Inc.	12,564	444,640
Sandy Spring Bancorp, Inc.	12,284	447,138
SB Financial Group, Inc.	723	10,230
Seacoast Banking Corp., Florida (a)	12,593	258,912
ServisFirst Bancshares, Inc. (b)	8,559	630,114
Shore Bancshares, Inc.	6,024	84,035
Sierra Bancorp	5,359	122,453
Signature Bank (a)	18,027	2,702,428
Simmons First National Corp. Class A	9,854	595,674
SmartFinancial, Inc. (a)(b)	1,062	20,157
South State Corp.	8,095	687,670
Southern First Bancshares, Inc. (a)	2,719	83,473
Southern National Bancorp of Virginia, Inc.	5,523	82,072
Southside Bancshares, Inc.	8,738	336,151
Southwest Bancorp, Inc., Oklahoma	6,487	141,741
State Bank Financial Corp.	14,199	350,573
Stock Yards Bancorp, Inc.	7,992	329,270
Stonegate Bank	4,587	178,847
Summit Financial Group, Inc. (b)	4,582	112,167
Sun Bancorp, Inc.	8,794	201,822
SVB Financial Group (a)(b)	17,467	2,760,310
Texas Capital Bancshares, Inc. (a)	14,697	1,069,207
The First Bancorp, Inc.	4,381	127,137
TowneBank	21,672	698,922
Trico Bancshares	8,202	256,395
TriState Capital Holdings, Inc. (a)	11,591	236,456
Triumph Bancorp, Inc. (a)	6,458	138,524
Trustmark Corp.	19,965	673,020
UMB Financial Corp.	16,111	1,224,758
Umpqua Holdings Corp.	69,246	1,230,501
Union Bankshares Corp.	14,349	484,996
Union Bankshares, Inc. (b)	1,395	61,241
United Bankshares, Inc., West Virginia (b)	23,559	1,087,248
United Community Bank, Inc.	21,586	586,707
United Security Bancshares, Inc.	450	4,878
United Security Bancshares, California	1,214	8,012
Unity Bancorp, Inc.	858	11,669
Univest Corp. of Pennsylvania	9,555	272,795
Veritex Holdings, Inc. (a)	5,040	100,044
Washington Trust Bancorp, Inc.	5,751	293,013
WashingtonFirst Bankshares, Inc.	3,807	104,160
Wellesley Bancorp, Inc.	1,635	40,058
WesBanco, Inc.	17,163	684,289
West Bancorp., Inc.	7,617	169,478
Westamerica Bancorp. (b)	8,501	527,317
Wintrust Financial Corp.	16,144	1,062,921
Xenith Bankshares, Inc. (a)	89,325	223,313
Zions Bancorporation	66,609	2,650,372
		95,968,838
Capital Markets - 2.1%
American Capital Ltd. (a)	104,256	1,806,756
American Capital Senior Floating Ltd.	6,994	81,830
B. Riley Financial, Inc.	6,963	116,282
BGC Partners, Inc. Class A	82,250	803,583
Calamos Asset Management, Inc. Class A	10,100	69,084
Capital Southwest Corp.	8,313	123,864
Capitala Finance Corp.	7,384	91,931
Carlyle Group LP	28,190	438,355
CBOE Holdings, Inc.	27,330	1,883,037
CM Finance, Inc.	5,770	56,546
CME Group, Inc. (b)	112,952	12,753,410
Cowen Group, Inc. Class A (a)(b)	35,439	129,352
Diamond Hill Investment Group, Inc.	1,589	332,260
E*TRADE Financial Corp. (a)	91,520	3,158,355
FBR & Co.	4,327	49,977
Fifth Street Asset Management, Inc. Class A	4,060	25,172
Financial Engines, Inc. (b)	20,585	717,387
Harris & Harris Group, Inc. (a)(b)	12,222	15,278
Harvest Capital Credit Corp.	5,062	64,996
Hennessy Advisors, Inc.	2,494	84,771
Horizon Technology Finance Corp. (b)	4,364	47,524
Interactive Brokers Group, Inc.	23,171	850,839
INTL FCStone, Inc. (a)	6,458	265,488
LPL Financial	29,402	1,211,068
MarketAxess Holdings, Inc.	12,577	2,084,889
Morningstar, Inc.	15,406	1,123,251
Newtek Business Services Corp. (b)	6,404	98,109
Northern Trust Corp.	75,252	6,181,952
Paragon Commercial Corp.	1,899	77,137
Quinpario Acquistion Corp. 2 (a)	14,089	139,904
SEI Investments Co.	53,939	2,544,842
Siebert Financial Corp.	2,067	3,038
Silvercrest Asset Management Group Class A	4,684	62,766
T. Rowe Price Group, Inc. (b)	82,511	6,110,765
TD Ameritrade Holding Corp.	175,904	7,213,823
The NASDAQ OMX Group, Inc.	55,380	3,549,304
TheStreet.com, Inc.	8,907	7,927
U.S. Global Investments, Inc. Class A	870	1,253
Value Line, Inc. (b)	1,458	32,222
Virtu Financial, Inc. Class A	13,610	188,499
Virtus Investment Partners, Inc. (b)	2,673	309,533
Wins Finance Holdings, Inc. (a)(b)	1,214	185,208
WisdomTree Investments, Inc. (b)	45,691	505,342
Yintech Investment Holdings Ltd. sponsored ADR	3,598	62,965
		55,659,874
Consumer Finance - 0.2%
Asta Funding, Inc. (a)	7,175	63,858
Atlanticus Holdings Corp. (a)	2,291	7,033
Consumer Portfolio Services, Inc. (a)	11,810	59,641
Credit Acceptance Corp. (a)(b)	6,708	1,286,863
Encore Capital Group, Inc. (a)(b)	8,260	226,737
EZCORP, Inc. (non-vtg.) Class A (a)	17,248	200,939
Navient Corp.	105,078	1,810,494
Nicholas Financial, Inc. (a)	4,973	49,133
PRA Group, Inc. (a)(b)	15,506	557,441
SLM Corp. (a)	142,686	1,436,848
World Acceptance Corp. (a)(b)	3,024	170,160
		5,869,147
Diversified Financial Services - 0.0%
A-Mark Precious Metals, Inc.	3,619	59,243
Ability, Inc. (a)	4,624	16,461
Boulevard Acquisition Corp. II (a)	4,613	45,623
China Commercial Credit, Inc. (a)	1,526	2,213
Double Eagle Acquisition Corp. (a)	1,100	10,835
Marlin Business Services Corp.	6,662	135,572
NewStar Financial, Inc. (a)	16,205	137,580
Pace Holdings Corp. (a)	9,866	97,575
PICO Holdings, Inc. (a)	9,027	129,086
Smart Sand, Inc.	9,764	133,474
Tiptree Financial, Inc.	13,335	86,011
		853,673
Insurance - 1.0%
AMBAC Financial Group, Inc. (a)	14,678	359,611
American National Insurance Co.	9,117	1,098,599
Amerisafe, Inc.	6,213	394,836
AmTrust Financial Services, Inc. (b)	56,187	1,430,521
Arch Capital Group Ltd. (a)	40,758	3,371,502
Argo Group International Holdings, Ltd.	9,726	617,115
Atlas Financial Holdings, Inc. (a)	5,400	91,260
Baldwin & Lyons, Inc. Class B	5,653	149,805
Cincinnati Financial Corp. (b)	54,920	4,214,561
CNinsure, Inc. ADR (a)	13,271	126,075
Conifer Holdings, Inc. (a)	3,170	22,666
Donegal Group, Inc. Class A	9,906	158,991
eHealth, Inc. (a)	6,376	64,780
EMC Insurance Group	9,137	252,273
Enstar Group Ltd. (a)	5,667	1,114,416
Erie Indemnity Co. Class A	16,691	1,788,774
Federated National Holding Co.	4,343	75,525
Global Indemnity Ltd. (a)	5,659	211,420
Greenlight Capital Re, Ltd. (a)	10,496	238,784
Hallmark Financial Services, Inc. (a)	8,020	85,573
Health Insurance Innovations, Inc. (a)	2,090	28,215
Infinity Property & Casualty Corp.	3,697	318,866
Investors Title Co.	621	76,650
James River Group Holdings Ltd.	9,997	389,683
Kingstone Companies, Inc.	3,333	42,162
Kinsale Capital Group, Inc.	6,913	197,090
Maiden Holdings Ltd. (b)	30,429	468,607
National General Holdings Corp.	34,791	785,929
National Western Life Group, Inc.	1,104	288,630
Navigators Group, Inc. (b)	4,746	500,228
Oxbridge Re Holdings Ltd.	1,344	7,325
Safety Insurance Group, Inc.	4,986	350,765
Selective Insurance Group, Inc.	18,586	763,885
State Auto Financial Corp.	14,792	381,486
State National Companies, Inc.	15,066	202,336
Trupanion, Inc. (a)(b)	9,397	156,460
Unico American Corp. (a)	912	9,257
United Fire Group, Inc.	8,472	384,629
United Insurance Holdings Corp.	7,853	106,644
Willis Group Holdings PLC	45,573	5,667,914
WMI Holdings Corp. (a)	78,943	134,203
		27,128,051
Mortgage Real Estate Investment Trusts - 0.1%
Agnc Investment Corp.	107,836	2,012,220
American Capital Mortgage Investment Corp.	14,816	247,427
CIM Commercial Trust Corp.	29,458	449,235
New York Mortgage Trust, Inc. (b)	32,846	219,411
		2,928,293
Thrifts & Mortgage Finance - 0.5%
America First Tax Exempt Investors LP	22,769	129,783
ASB Bancorp, Inc. (a)	1,233	34,154
Bank Mutual Corp. (b)	21,336	190,957
BankFinancial Corp.	9,953	140,337
Bear State Financial, Inc. (b)	15,359	152,054
Beneficial Bancorp, Inc.	25,418	442,273
BofI Holding, Inc. (a)(b)	20,747	490,252
BSB Bancorp, Inc. (a)	5,184	138,154
Capitol Federal Financial, Inc.	45,002	715,982
Carver Bancorp, Inc. (a)	695	3,253
Charter Financial Corp.	6,783	97,065
Citizens Community Bancorp, Inc.	2,795	31,863
Clifton Bancorp, Inc.	9,922	162,026
Dime Community Bancshares, Inc.	16,798	314,123
ESSA Bancorp, Inc. (b)	5,151	76,286
First Capital, Inc.	744	24,403
First Defiance Financial Corp.	3,399	157,340
Hingham Institution for Savings	854	143,062
HMN Financial, Inc. (a)	448	7,190
Home Bancorp, Inc.	2,884	97,191
HomeStreet, Inc. (a)	7,795	226,445
HopFed Bancorp, Inc.	2,721	35,074
Kearny Financial Corp.	27,149	411,307
Lake Shore Bancorp, Inc.	812	11,514
Lake Sunapee Bank Group (b)	3,331	72,616
Lendingtree, Inc. (a)(b)	3,867	405,262
Malvern Bancorp, Inc. (a)	3,267	65,340
Meridian Bancorp, Inc.	18,347	325,659
Meta Financial Group, Inc.	2,741	249,294
NMI Holdings, Inc. (a)	20,555	176,773
Northfield Bancorp, Inc. (b)	18,421	341,341
Northwest Bancshares, Inc. (b)	31,175	566,450
Ocean Shore Holding Co.	2,171	59,268
OceanFirst Financial Corp. (d)	10,909	258,761
Oritani Financial Corp.	17,470	308,346
Provident Financial Holdings, Inc.	4,259	83,945
Prudential Bancorp, Inc.	3,638	58,135
Riverview Bancorp, Inc.	11,994	72,804
Severn Bancorp, Inc. (a)	677	4,468
SI Financial Group, Inc.	7,040	98,560
Southern Missouri Bancorp, Inc.	3,040	87,856
Territorial Bancorp, Inc.	5,176	162,889
TFS Financial Corp.	98,375	1,832,726
Trustco Bank Corp., New York	36,411	296,750
United Community Financial Corp.	21,064	172,304
United Financial Bancorp, Inc. New	25,398	428,718
Washington Federal, Inc. (b)	28,547	926,350
Waterstone Financial, Inc.	10,847	194,161
Westfield Financial, Inc.	14,410	121,044
WSFS Financial Corp.	9,722	414,643
		12,016,551

TOTAL FINANCIALS		200,424,427

HEALTH CARE - 13.1%
Biotechnology - 8.3%
Abeona Therapeutics, Inc. (a)(b)	13,245	82,781
AC Immune SA (b)	17,649	204,552
ACADIA Pharmaceuticals, Inc. (a)(b)	39,937	1,077,900
Acceleron Pharma, Inc. (a)	13,050	439,655
Achillion Pharmaceuticals, Inc. (a)	43,363	179,523
Acorda Therapeutics, Inc. (a)	15,466	321,693
Adamas Pharmaceuticals, Inc. (a)(b)	7,682	115,230
Adaptimmune Therapeutics PLC sponsored ADR (a)(b)	13,732	57,262
ADMA Biologics, Inc. (a)(b)	4,173	23,118
Aduro Biotech, Inc. (a)(b)	22,256	253,718
Advanced Accelerator Applications SA sponsored ADR (b)	11,727	343,015
Advaxis, Inc. (a)(b)	11,351	94,327
Adverum Biotechnologies, Inc. (a)	17,955	51,172
Aeglea BioTherapeutics, Inc. (b)	3,074	15,893
Affimed NV (a)(b)	18,764	37,528
Agenus, Inc. (a)(b)	29,549	121,742
Agios Pharmaceuticals, Inc. (a)(b)	13,704	797,710
Aimmune Therapeutics, Inc. (a)	13,570	308,039
Akebia Therapeutics, Inc. (a)	12,072	103,940
Alder Biopharmaceuticals, Inc. (a)(b)	16,720	393,756
Aldeyra Therapeutics, Inc. (a)(b)	4,419	22,758
Alexion Pharmaceuticals, Inc. (a)	75,207	9,219,626
Alkermes PLC (a)(b)	51,658	2,935,724
Alnylam Pharmaceuticals, Inc. (a)(b)	28,332	1,242,925
AMAG Pharmaceuticals, Inc. (a)(b)	11,418	379,078
Amarin Corp. PLC ADR (a)(b)	91,565	296,671
Amgen, Inc.	249,932	36,007,703
Amicus Therapeutics, Inc. (a)(b)	48,846	292,099
Anavex Life Sciences Corp. (a)(b)	12,694	50,395
Anthera Pharmaceuticals, Inc. (a)(b)	16,116	24,174
Applied Genetic Technologies Corp. (a)	5,947	54,712
Aquinox Pharmaceuticals, Inc. (a)(b)	7,745	107,888
Arbutus Biopharma Corp. (a)(b)	21,181	56,130
Ardelyx, Inc. (a)(b)	18,297	270,796
Arena Pharmaceuticals, Inc. (a)(b)	79,017	114,575
Argos Therapeutics, Inc. (a)(b)	14,047	65,319
ARIAD Pharmaceuticals, Inc. (a)(b)	63,867	860,927
ArQule, Inc. (a)	26,211	35,909
Array BioPharma, Inc. (a)	61,061	494,289
Arrowhead Pharmaceuticals, Inc. (a)(b)	25,907	37,306
Ascendis Pharma A/S sponsored ADR (a)(b)	6,221	127,717
Atara Biotherapeutics, Inc. (a)(b)	9,928	197,071
Athersys, Inc. (a)(b)	32,263	53,234
aTyr Pharma, Inc. (a)(b)	8,217	25,473
Audentes Therapeutics, Inc. (b)	7,261	119,298
Aurinia Pharmaceuticals, Inc. (a)(b)	9,563	29,072
AVEO Pharmaceuticals, Inc. (a)(b)	33,803	21,019
Aviragen Therapeutics, Inc. (a)(b)	7,051	9,942
BeiGene Ltd. ADR	3,313	105,022
Bellicum Pharmaceuticals, Inc. (a)(b)	9,264	166,104
BioCryst Pharmaceuticals, Inc. (a)	26,209	146,508
Biogen, Inc. (a)	73,208	21,528,277
BioMarin Pharmaceutical, Inc. (a)	57,721	4,942,649
Biospecifics Technologies Corp. (a)	2,378	117,378
bluebird bio, Inc. (a)(b)	12,122	731,563
Blueprint Medicines Corp. (a)(b)	9,158	268,970
Calithera Biosciences, Inc. (a)	7,315	25,603
Cancer Genetics, Inc. (a)(b)	3,642	5,463
Capricor Therapeutics, Inc. (a)(b)	3,109	9,793
Cara Therapeutics, Inc. (a)(b)	8,007	72,063
CareDx, Inc. (a)(b)	5,786	20,540
Cascadian Therapeutics, Inc. (a)(b)	7,578	42,513
CASI Pharmaceuticals, Inc. (a)	899	1,223
Catabasis Pharmaceuticals, Inc. (a)(b)	5,874	20,970
Catalyst Biosciences, Inc. (a)	1,132	804
Catalyst Pharmaceutical Partners, Inc. (a)(b)	24,398	26,594
Celgene Corp. (a)	258,913	30,683,780
Celldex Therapeutics, Inc. (a)(b)	35,972	137,053
Cellectis SA sponsored ADR (a)	2,735	46,112
Cellular Biomedicine Group, Inc. (a)	5,056	67,750
Celsion Corp. (a)	10,874	7,090
Cerulean Pharma, Inc. (a)	8,259	5,611
ChemoCentryx, Inc. (a)(b)	16,612	130,238
Chiasma, Inc. (a)(b)	6,835	13,328
Chimerix, Inc. (a)	15,639	76,475
China Biologic Products, Inc. (a)	8,961	1,072,811
Cidara Therapeutics, Inc. (a)(b)	6,456	67,142
Cleveland Biolabs, Inc. (a)(b)	4,912	7,859
Clovis Oncology, Inc. (a)(b)	12,687	434,783
Coherus BioSciences, Inc. (a)(b)	14,375	386,688
Colucid Pharmaceuticals, Inc. (a)	6,213	219,630
Conatus Pharmaceuticals, Inc. (a)(b)	13,278	24,033
Concert Pharmaceuticals, Inc. (a)	6,666	60,261
ContraFect Corp. (a)(b)	12,357	29,039
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	14,493	110,147
Corvus Pharmaceuticals, Inc.	7,500	115,725
CRISPR Therapeutics AG (b)	14,903	325,183
CTI BioPharma Corp. (a)	78,057	32,745
Cubist Pharmaceuticals, Inc. rights (a)	5,544	0
Curis, Inc. (a)	46,136	133,333
Cyclacel Pharmaceuticals, Inc. (b)	2,985	11,821
Cytokinetics, Inc. (a)(b)	13,407	160,884
CytomX Therapeutics, Inc. (a)	12,732	141,834
Cytori Therapeutics, Inc. (a)(b)	4,734	7,290
CytRx Corp. (a)(b)	18,151	9,092
DBV Technologies SA sponsored ADR (a)	7,882	287,851
DelMar Pharmaceuticals, Inc. (a)	4,500	18,180
Dicerna Pharmaceuticals, Inc. (a)	5,947	17,722
Dimension Therapeutics, Inc. (a)	8,907	39,191
Dyax Corp. rights 12/31/19 (a)	43,075	106,395
Dynavax Technologies Corp. (a)(b)	13,400	57,620
Eagle Pharmaceuticals, Inc. (a)(b)	5,119	404,196
Edge Therapeutics, Inc. (a)(b)	10,663	129,129
Editas Medicine, Inc.	11,522	164,419
Eiger Biopharmaceuticals, Inc. (a)	2,548	31,340
Eleven Biotherapeutics, Inc. (a)(b)	5,420	12,141
Enanta Pharmaceuticals, Inc. (a)	5,883	184,962
Enzymotec Ltd. (a)	8,720	55,372
Epizyme, Inc. (a)(b)	20,018	222,200
Esperion Therapeutics, Inc. (a)(b)	7,431	78,471
Exact Sciences Corp. (a)(b)	31,830	470,129
Exelixis, Inc. (a)	94,817	1,604,304
Fate Therapeutics, Inc. (a)(b)	9,778	28,747
Fibrocell Science, Inc. (a)(b)	11,742	9,392
FibroGen, Inc. (a)	20,092	445,038
Five Prime Therapeutics, Inc. (a)	9,477	545,117
Flexion Therapeutics, Inc. (a)	10,269	169,439
Fortress Biotech, Inc. (a)(b)	18,811	44,958
Forward Pharma A/S sponsored ADR (a)(b)	4,401	91,761
Foundation Medicine, Inc. (a)(b)	11,677	239,962
Galapagos Genomics NV sponsored ADR (a)(b)	3,059	180,848
Galectin Therapeutics, Inc. (a)(b)	9,741	7,988
Galena Biopharma, Inc. (a)(b)	2,534	7,729
Galmed Pharmaceuticals Ltd. (a)(b)	4,237	15,041
Genocea Biosciences, Inc. (a)(b)	9,398	37,780
Genomic Health, Inc. (a)	10,671	324,719
GenVec, Inc. (a)(b)	3,850	1,328
Geron Corp. (a)(b)	52,259	106,608
Gilead Sciences, Inc.	440,424	32,459,249
Global Blood Therapeutics, Inc. (a)(b)	10,573	202,473
GlycoMimetics, Inc. (a)(b)	9,309	59,112
Grifols SA ADR (b)	48,102	751,834
GTx, Inc. (a)	45,909	36,544
Halozyme Therapeutics, Inc. (a)(b)	43,276	511,090
Harvard Apparatus (a)	528	422
Heron Therapeutics, Inc. (a)(b)	11,769	180,654
Histogenics Corp. (a)(b)	3,605	6,958
Idera Pharmaceuticals, Inc. (a)(b)	51,849	87,625
Ignyta, Inc. (a)	17,939	112,119
Immune Design Corp. (a)(b)	8,906	65,459
ImmunoGen, Inc. (a)(b)	26,823	47,745
Immunomedics, Inc. (a)(b)	37,850	121,877
Incyte Corp. (a)	63,259	6,470,763
Infinity Pharmaceuticals, Inc. (a)(b)	15,673	18,181
Inotek Pharmaceuticals Corp. (a)(b)	10,414	66,650
Inovio Pharmaceuticals, Inc. (a)(b)	24,252	171,704
Insmed, Inc. (a)	20,823	284,234
Insys Therapeutics, Inc. (a)(b)	22,974	270,863
Intellia Therapeutics, Inc. (a)(b)	11,913	187,630
Intercept Pharmaceuticals, Inc. (a)(b)	8,284	837,678
Ionis Pharmaceuticals, Inc. (a)(b)	40,058	1,752,938
Ironwood Pharmaceuticals, Inc. Class A (a)(b)	42,752	667,145
Juno Therapeutics, Inc. (a)(b)	35,242	706,602
Kamada (a)	11,602	64,391
Karyopharm Therapeutics, Inc. (a)	13,904	128,334
Keryx Biopharmaceuticals, Inc. (a)(b)	35,650	206,770
Kindred Biosciences, Inc. (a)	6,727	28,590
Kite Pharma, Inc. (a)(b)	16,483	839,479
Kura Oncology, Inc. (a)(b)	8,648	41,943
La Jolla Pharmaceutical Co. (a)(b)	6,107	110,537
Lexicon Pharmaceuticals, Inc. (a)(b)	33,990	517,668
Ligand Pharmaceuticals, Inc.:
Class B (a)(b)	6,899	720,256
General CVR	1,518	30
Glucagon CVR (a)	1,518	46
MRK CVR rights (a)	1,639	0
rights (a)	1,518	8
TR Beta CVR	1,518	31
Lion Biotechnologies, Inc. (a)(b)	24,634	163,816
Loxo Oncology, Inc. (a)(b)	7,662	211,165
Macrocure Ltd. (a)(b)	5,698	8,889
Macrogenics, Inc. (a)	11,499	298,169
Madrigal Pharmaceuticals, Inc. (a)	1,121	17,947
MannKind Corp. (a)(b)	166,570	78,371
Mateon Therapeutics, Inc. (a)(b)	4,000	1,679
MediciNova, Inc. (a)(b)	13,076	92,447
MEI Pharma, Inc. (a)(b)	6,684	10,360
Merrimack Pharmaceuticals, Inc. (a)(b)	42,620	234,836
Mesoblast Ltd. sponsored ADR (a)(b)	2,255	10,193
Microbot Medical, Inc. (a)(b)	561	4,583
MiMedx Group, Inc. (a)(b)	35,879	340,133
Minerva Neurosciences, Inc. (a)(b)	11,885	153,317
Mirati Therapeutics, Inc. (a)	7,619	40,762
Momenta Pharmaceuticals, Inc. (a)	23,588	333,770
Myriad Genetics, Inc. (a)(b)	22,220	370,852
NantKwest, Inc. (a)(b)	27,775	181,649
Natera, Inc. (a)	16,743	200,916
Neothetics, Inc. (a)(b)	4,838	5,757
Neuralstem, Inc. (a)(b)	28,402	7,970
Neurocrine Biosciences, Inc. (a)	31,307	1,454,210
NewLink Genetics Corp. (a)	8,904	98,656
Nexvet Biopharma PLC (a)(b)	5,964	28,150
Nivalis Therapeutics, Inc. (a)	5,852	12,699
Northwest Biotherapeutics, Inc. (a)(b)	27,004	13,637
Novavax, Inc. (a)(b)	88,451	107,026
Novelion Therapeutics, Inc. (a)	35,660	53,624
Novelion Therapeutics, Inc.:
warrants	35,660	0
warrants	35,660	0
Nymox Pharmaceutical Corp. (a)(b)	17,849	55,867
Ohr Pharmaceutical, Inc.(a)(b)	12,628	34,096
OncoGenex Pharmaceuticals, Inc. (a)(b)	48,200	22,172
Oncolytics Biotech, Inc. (a)	17,521	2,739
OncoMed Pharmaceuticals, Inc. (a)(b)	12,446	105,667
Onconova Therapeutics, Inc. (a)	282	821
OncoSec Medical, Inc. (a)(b)	4,800	6,576
Ophthotech Corp. (a)	11,659	357,348
Opko Health, Inc. (a)(b)	182,353	1,894,648
Organovo Holdings, Inc. (a)(b)	35,389	106,875
Osiris Therapeutics, Inc. (b)	12,134	72,197
Otonomy, Inc. (a)	10,298	175,066
OvaScience, Inc. (a)(b)	12,030	40,301
PDL BioPharma, Inc. (b)	54,324	118,970
Peregrine Pharmaceuticals, Inc. (a)	84,708	25,539
Pieris Pharmaceuticals, Inc. (a)	12,868	19,817
Pluristem Therapeutics, Inc. (a)(b)	26,881	39,784
Portola Pharmaceuticals, Inc. (a)	18,220	327,778
Prana Biotechnology Ltd. ADR (a)	548	1,354
Progenics Pharmaceuticals, Inc. (a)	23,306	208,589
ProNai Therapeutics, Inc. (a)(b)	10,497	13,961
ProQR Therapeutics BV (a)(b)	8,978	38,157
Protagonist Therapeutics, Inc.	6,546	163,323
Proteon Therapeutics, Inc. (a)(b)	4,823	49,195
Proteostasis Therapeutics, Inc.	7,956	83,777
Prothena Corp. PLC (a)(b)	11,424	674,244
PTC Therapeutics, Inc. (a)	12,131	135,139
Radius Health, Inc. (a)(b)	14,154	753,276
Recro Pharma, Inc. (a)(b)	4,763	38,104
Regeneron Pharmaceuticals, Inc. (a)(b)	34,724	13,168,730
REGENXBIO, Inc. (a)(b)	9,313	207,214
Regulus Therapeutics, Inc. (a)	17,161	42,044
Repligen Corp. (a)(b)	11,153	359,127
Retrophin, Inc. (a)	12,022	246,090
Rigel Pharmaceuticals, Inc. (a)	30,988	80,569
Sage Therapeutics, Inc. (a)	12,141	608,386
Sangamo Biosciences, Inc. (a)(b)	23,422	74,950
Sarepta Therapeutics, Inc. (a)(b)	18,161	622,196
Seattle Genetics, Inc. (a)(b)	47,485	3,077,503
Selecta Biosciences, Inc. (b)	6,298	129,109
Seres Therapeutics, Inc. (a)(b)	12,580	125,674
Shire PLC sponsored ADR	29,823	5,207,096
Sinovac Biotech Ltd. (a)	21,163	129,306
Sophiris Bio, Inc. (a)	11,199	30,909
Sorrento Therapeutics, Inc. (a)(b)	20,174	105,914
Spark Therapeutics, Inc. (a)	10,027	551,585
Spectrum Pharmaceuticals, Inc. (a)(b)	30,874	120,717
Stemline Therapeutics, Inc. (a)	6,809	89,879
Strongbridge Biopharma PLC (a)	4,354	16,545
Sunesis Pharmaceuticals, Inc. (a)	3,658	14,742
Syndax Pharmaceuticals, Inc. (b)	6,433	62,271
Synergy Pharmaceuticals, Inc. (a)(b)	58,630	308,394
Syros Pharmaceuticals, Inc. (b)	8,662	117,630
T2 Biosystems, Inc. (a)(b)	11,585	67,541
Tenax Therapeutics, Inc. (a)(b)	12,195	23,536
TESARO, Inc. (a)(b)	17,020	2,309,444
TG Therapeutics, Inc. (a)(b)	20,375	117,156
Threshold Pharmaceuticals, Inc. (a)(b)	20,539	9,910
Tobira Therapeutics, Inc. rights (a)(b)	6,103	111,136
Tokai Pharmaceuticals, Inc. (a)(b)	10,069	10,371
TONIX Pharmaceuticals Holding (a)(b)	12,583	4,794
TRACON Pharmaceuticals, Inc. (a)	3,559	20,464
Trevena, Inc. (a)	19,772	108,351
Trillium Therapeutics, Inc. (a)(b)	4,186	31,604
Trovagene, Inc. (a)(b)	10,513	30,488
Ultragenyx Pharmaceutical, Inc. (a)(b)	13,007	1,018,318
uniQure B.V. (a)(b)	9,527	59,830
United Therapeutics Corp. (a)(b)	14,400	1,808,784
Vanda Pharmaceuticals, Inc. (a)	14,302	235,268
VBI Vaccines, Inc. (a)	11,281	32,602
VBL Therapeutics (a)(b)	11,422	61,108
Verastem, Inc. (a)	8,737	9,960
Vericel Corp. (a)(b)	7,531	18,074
Versartis, Inc. (a)	11,317	140,897
Vertex Pharmaceuticals, Inc. (a)	84,106	6,863,891
Vical, Inc. (a)(b)	1,345	3,107
Vital Therapies, Inc. (a)(b)	10,589	54,004
Voyager Therapeutics, Inc. (a)(b)	8,943	111,430
vTv Therapeutics, Inc. Class A (a)	3,233	16,876
Windtree Therapeutics, Inc. (a)	1,658	2,404
Xbiotech, Inc. (a)(b)	11,130	155,709
Xencor, Inc. (a)	13,246	338,568
Xenon Pharmaceuticals, Inc. (a)	5,274	41,137
XOMA Corp. (a)(b)	1,441	8,041
Zafgen, Inc. (a)	8,564	28,946
ZIOPHARM Oncology, Inc. (a)(b)	42,695	276,664
		225,527,823
Health Care Equipment & Supplies - 1.6%
Abaxis, Inc.	7,363	379,857
Abiomed, Inc. (a)	14,245	1,598,859
Accuray, Inc. (a)(b)	27,145	137,082
Aethlon Medical, Inc. (a)(b)	3,425	15,824
Align Technology, Inc. (a)(b)	27,483	2,557,293
Alliqua Biomedical, Inc. (a)(b)	8,560	5,564
Alphatec Holdings, Inc. (a)	2,443	12,777
Analogic Corp.	4,220	388,873
Angiodynamics, Inc. (a)	12,361	201,484
Anika Therapeutics, Inc. (a)(b)	5,266	245,712
Antares Pharma, Inc. (a)(b)	55,668	112,449
Atossa Genetics, Inc. (a)	289	590
Atricure, Inc. (a)(b)	11,412	205,302
Atrion Corp.	641	314,475
Avinger, Inc. (a)(b)	8,085	31,532
AxoGen, Inc. (a)(b)	9,371	78,248
Bellerophon Therapeutics, Inc. (a)(b)	4,624	2,173
BioLase Technology, Inc. (a)(b)	19,079	33,388
Cardiovascular Systems, Inc. (a)	10,562	255,495
Cerus Corp. (a)(b)	34,203	178,540
Cesca Therapeutics, Inc. (a)(b)	5,298	16,583
Chembio Diagnostics, Inc. (a)(b)	4,651	32,790
Cogentix Medical, Inc. (a)	12,430	32,318
ConforMis, Inc. (a)(b)	14,908	133,874
CONMED Corp.	9,003	392,351
Cutera, Inc. (a)	6,383	104,362
Cynosure, Inc. Class A (a)(b)	7,750	351,463
CytoSorbents Corp. (a)(b)	8,905	45,861
Delcath Systems, Inc. (a)	22	46
Dentsply Sirona, Inc. (b)	78,218	4,550,723
Derma Sciences, Inc. (a)	13,335	64,008
DexCom, Inc. (a)(b)	28,350	1,850,972
Dextera Surgical, Inc. (a)(b)	2,691	3,821
EDAP TMS SA sponsored ADR (a)(b)	10,586	32,076
Ekso Bionics Holdings, Inc. (a)(b)	9,233	40,348
Endologix, Inc. (a)(b)	26,304	193,334
Entellus Medical, Inc. (a)(b)	7,435	137,027
EnteroMedics, Inc. (a)	762	41
Exactech, Inc. (a)	5,512	138,351
Fonar Corp. (a)	2,012	40,240
Genmark Diagnostics, Inc. (a)(b)	15,914	184,921
Hologic, Inc. (a)	91,954	3,519,999
ICU Medical, Inc. (a)	5,283	793,771
IDEXX Laboratories, Inc. (a)	30,248	3,558,677
Inogen, Inc. (a)(b)	6,955	448,111
Insulet Corp. (a)	18,657	627,808
Integra LifeSciences Holdings Corp. (a)(b)	12,078	975,902
Intuitive Surgical, Inc. (a)	12,846	8,269,484
InVivo Therapeutics Holdings Corp. (a)(b)	11,305	55,960
Invuity, Inc. (a)(b)	6,138	41,738
IRadimed Corp. (a)	4,579	50,598
iRhythm Technologies, Inc.	6,845	208,773
Iridex Corp. (a)(b)	3,543	55,944
K2M Group Holdings, Inc. (a)(b)	13,461	253,067
Kewaunee Scientific Corp.	1,882	46,109
Lantheus Holdings, Inc. (a)	11,820	107,562
LeMaitre Vascular, Inc.	5,777	130,965
Lianluo Smart Ltd. (a)	837	1,356
LivaNova PLC (a)	16,082	711,950
Lombard Medical, Inc. (a)	1,819	1,419
Masimo Corp. (a)	16,137	998,396
Mazor Robotics Ltd. sponsored ADR (a)(b)	4,710	110,402
MELA Sciences, Inc. (a)	309	188
Meridian Bioscience, Inc. (b)	13,844	239,501
Merit Medical Systems, Inc. (a)	14,515	341,828
Misonix, Inc. (a)(b)	2,036	18,731
Natus Medical, Inc. (a)	11,088	441,857
Neogen Corp. (a)	12,591	796,758
Neovasc, Inc. (a)(b)	20,561	10,714
Novadaq Technologies, Inc. (a)(b)	19,177	152,457
Novocure Ltd. (a)(b)	28,962	224,456
NuVasive, Inc. (a)(b)	16,669	1,081,818
Nuvectra Corp. (a)	5,013	28,775
NxStage Medical, Inc. (a)	21,230	524,806
OraSure Technologies, Inc. (a)(b)	18,584	156,663
Orthofix International NV (a)	6,032	227,225
Oxford Immunotec Global PLC (a)(b)	9,580	141,497
PhotoMedex, Inc. (a)	379	966
Pulse Biosciences, Inc.	4,825	29,867
Quidel Corp. (a)(b)	10,740	246,268
Quotient Ltd. (a)(b)	9,433	40,656
ReWalk Robotics Ltd. (a)(b)	5,150	14,163
Rockwell Medical Technologies, Inc. (a)(b)	16,859	109,584
Roka Bioscience, Inc. (a)(b)	282	1,348
RTI Biologics, Inc. (a)	23,895	69,296
Seaspine Holdings Corp. (a)	4,796	33,572
Second Sight Medical Products, Inc. (a)(b)	17,650	35,830
Sientra, Inc. (a)(b)	6,064	49,907
Span-America Medical System, Inc.	503	9,949
Staar Surgical Co. (a)(b)	15,043	163,217
Sunshine Heart, Inc. (a)(b)	14,640	3,030
SurModics, Inc. (a)	4,719	113,020
Synergetics U.S.A., Inc. (a)(b)	7,788	1,480
Syneron Medical Ltd. (a)	14,426	118,293
Tactile Systems Technology, Inc. (b)	6,138	100,234
Tandem Diabetes Care, Inc. (a)(b)	10,614	26,004
TearLab Corp. (a)(b)	8,271	4,466
The Spectranetics Corp. (a)	14,144	309,046
Trinity Biotech PLC sponsored ADR (a)(b)	8,762	58,618
Unilife Corp. (a)(b)	4,382	10,955
Utah Medical Products, Inc.	1,583	107,961
Vascular Solutions, Inc. (a)	5,732	315,833
Veracyte, Inc. (a)(b)	11,785	89,920
Vermillion, Inc. (a)(b)	8,983	10,780
ViewRay, Inc. (a)(b)	13,854	45,580
Viveve Medical, Inc. (b)	5,086	32,703
Wright Medical Group NV (a)(b)	33,521	772,324
Zeltiq Aesthetics, Inc. (a)(b)	13,116	577,235
Zosano Pharma Corp. (a)	3,225	2,580
		43,960,977
Health Care Providers & Services - 1.2%
Acadia Healthcare Co., Inc. (a)(b)	29,135	1,107,421
Aceto Corp.	10,010	204,504
Addus HomeCare Corp. (a)	3,760	130,472
Air Methods Corp. (a)(b)	12,281	401,589
Alliance Healthcare Services, Inc. (a)	3,497	26,577
Almost Family, Inc. (a)	3,287	132,137
Amedisys, Inc. (a)	11,048	436,286
AmSurg Corp. (a)(b)	18,296	1,246,324
BioScrip, Inc. (a)(b)	41,164	46,927
BioTelemetry, Inc. (a)	9,533	185,417
Caladrius Biosciences, Inc. (a)	2,086	7,802
Corvel Corp. (a)	6,621	213,196
Cross Country Healthcare, Inc. (a)	11,481	164,638
Digirad Corp.	7,344	34,150
Express Scripts Holding Co. (a)(b)	210,700	15,987,916
Five Star Quality Care, Inc. (a)	17,859	41,076
HealthEquity, Inc. (a)(b)	19,105	850,746
Healthways, Inc. (a)	11,894	275,941
Henry Schein, Inc. (a)(b)	27,486	4,094,315
iKang Healthcare Group, Inc. sponsored ADR (a)(b)	16,091	246,836
Interpace Diagnostics Group, Inc. (a)	1,717	266
LHC Group, Inc. (a)	6,129	257,786
LifePoint Hospitals, Inc. (a)(b)	13,699	752,760
Magellan Health Services, Inc. (a)	8,033	584,802
National Research Corp.:
Class A	11,131	178,096
Class B	369	14,306
Patterson Companies, Inc. (b)	32,624	1,263,854
Premier, Inc. (a)	15,612	470,546
Providence Service Corp. (a)	4,859	178,374
Psychemedics Corp.	2,537	63,400
RadNet, Inc. (a)	18,526	114,861
Sharps Compliance Corp. (a)(b)	5,820	25,084
Surgery Partners, Inc. (a)	16,450	242,638
Surgical Care Affiliates, Inc. (a)	13,061	549,215
The Ensign Group, Inc.	16,127	348,666
VCA, Inc. (a)	26,462	1,656,521
		32,535,445
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)(b)	63,217	694,123
athenahealth, Inc. (a)(b)	13,197	1,248,436
Cerner Corp. (a)(b)	112,943	5,622,303
Computer Programs & Systems, Inc. (b)	4,316	103,800
Connecture, Inc. (a)	5,953	10,894
HealthStream, Inc. (a)	10,902	273,204
HMS Holdings Corp. (a)	28,661	525,070
iCAD, Inc. (a)	7,155	26,259
Inovalon Holdings, Inc. Class A (a)(b)	22,074	338,836
Medidata Solutions, Inc. (a)(b)	20,339	1,123,323
NantHealth, Inc. (b)	40,128	462,676
Omnicell, Inc. (a)(b)	12,391	444,217
Quality Systems, Inc.	20,944	274,785
Simulations Plus, Inc.	6,174	58,344
Streamline Health Solutions, Inc. (a)	5,177	8,542
		11,214,812
Life Sciences Tools & Services - 0.7%
Accelerate Diagnostics, Inc. (a)(b)	17,213	429,464
Albany Molecular Research, Inc. (a)(b)	15,641	263,551
Bio-Techne Corp.	12,373	1,303,619
Bruker Corp.	53,703	1,217,984
ChromaDex, Inc. (a)(b)	14,893	36,190
Compugen Ltd. (a)(b)	17,966	108,694
Fluidigm Corp. (a)(b)	9,903	63,676
Harvard Bioscience, Inc. (a)	10,582	25,926
ICON PLC (a)	18,270	1,381,943
Illumina, Inc. (a)	48,988	6,522,262
INC Research Holdings, Inc. Class A (a)	17,667	874,517
Luminex Corp. (a)(b)	14,213	288,950
Medpace Holdings, Inc.	13,395	477,934
Nanostring Technologies, Inc. (a)	6,880	151,360
NeoGenomics, Inc. (a)	26,005	232,485
Pacific Biosciences of California, Inc. (a)(b)	31,025	236,100
PAREXEL International Corp. (a)(b)	17,500	1,032,500
PRA Health Sciences, Inc. (a)	20,109	1,080,255
pSivida Corp. (a)(b)	15,200	28,272
QIAGEN NV (a)	77,430	2,115,388
VWR Corp. (a)	43,480	1,182,656
		19,053,726
Pharmaceuticals - 0.9%
Acasti Pharma, Inc. (a)	1,813	2,538
AcelRx Pharmaceuticals, Inc. (a)(b)	16,081	49,851
Achaogen, Inc. (a)(b)	7,852	44,835
Aclaris Therapeutics, Inc. (a)(b)	7,286	218,216
Acura Pharmaceuticals, Inc. (a)	981	898
Adamis Pharmaceuticals Corp. (a)(b)	6,035	17,200
Aerie Pharmaceuticals, Inc. (a)	12,028	446,840
Agile Therapeutics, Inc. (a)	10,487	72,046
Akorn, Inc. (a)(b)	41,820	887,420
Alcobra Pharma Ltd. (a)(b)	11,033	21,073
Alimera Sciences, Inc. (a)(b)	32,140	35,354
Amphastar Pharmaceuticals, Inc. (a)(b)	15,612	316,455
ANI Pharmaceuticals, Inc. (a)(b)	3,828	225,584
ANI Pharmaceuticals, Inc. rights (a)	1,389	0
Apricus Biosciences, Inc. (a)(b)	929	1,319
Aralez Pharmaceuticals, Inc. (a)(b)	23,321	118,471
Aratana Therapeutics, Inc. (a)(b)	11,760	83,849
Assembly Biosciences, Inc. (a)(b)	6,069	77,987
AstraZeneca PLC rights (a)	3,011	0
Auris Medical Holding AG (a)(b)	12,197	14,636
Avexis, Inc. (b)	7,786	460,308
Axsome Therapeutics, Inc. (a)	6,818	44,658
Bio Path Holdings, Inc. (a)(b)	31,477	38,717
Biodelivery Sciences International, Inc. (a)(b)	15,383	26,151
Cardiome Pharma Corp. (a)(b)	9,692	26,653
Cempra, Inc. (a)(b)	17,299	112,444
Clearside Biomedical, Inc. (b)	6,860	100,430
Collegium Pharmaceutical, Inc. (a)(b)	11,399	188,767
Concordia International Corp. (a)(b)	15,887	40,830
Corcept Therapeutics, Inc. (a)(b)	35,547	298,239
Corium International, Inc. (a)(b)	9,743	49,300
Cumberland Pharmaceuticals, Inc. (a)	4,718	26,138
CymaBay Therapeutics, Inc. (a)(b)	15,586	31,016
DepoMed, Inc. (a)(b)	20,251	386,794
Dermira, Inc. (a)	12,127	387,821
Dipexium Pharmaceuticals, Inc. (a)	4,009	5,613
Durect Corp. (a)(b)	51,370	67,295
Egalet Corp. (a)(b)	9,167	61,694
Endo International PLC (a)(b)	73,644	1,179,040
Endocyte, Inc. (a)(b)	14,909	39,658
Flamel Technologies SA sponsored ADR (a)	13,217	140,365
Flex Pharma, Inc. (a)(b)	6,410	39,422
Foamix Pharmaceuticals Ltd. (a)(b)	13,156	120,904
Gemphire Therapeutics, Inc.	2,800	26,684
GW Pharmaceuticals PLC ADR (a)(b)	6,238	696,473
Heska Corp. (a)	2,644	174,795
Horizon Pharma PLC (a)(b)	53,476	1,058,825
Hutchison China Meditech Ltd. sponsored ADR (a)(b)	4,466	61,809
Impax Laboratories, Inc. (a)(b)	24,576	355,123
Imprimis Pharmaceuticals, Inc. (a)(b)	5,164	14,046
Innocoll Holdings PLC (a)(b)	9,257	26,382
Innoviva, Inc. (a)(b)	36,657	379,033
IntelliPharmaCeutics International Corp. (a)(b)	13,756	38,379
Intersect ENT, Inc. (a)	9,120	94,848
Intra-Cellular Therapies, Inc. (a)	13,486	187,995
Jazz Pharmaceuticals PLC (a)	20,868	2,162,551
Juniper Pharmaceuticals, Inc. (a)	2,768	15,362
Kalvista Pharmaceuticals, Inc. (a)(b)	722	5,913
KemPharm, Inc. (a)(b)	8,237	29,653
Lipocine, Inc. (a)(b)	5,021	17,172
Marinus Pharmaceuticals, Inc. (a)(b)	8,484	8,908
MediWound Ltd. (a)	7,454	39,879
Merus B.V. (b)	4,878	75,121
Mylan N.V. (a)	180,319	6,601,479
MyoKardia, Inc. (a)(b)	10,582	166,667
Nabriva Therapeutics AG:
rights (a)	1,746	0
sponsored ADR (a)(b)	6,327	25,688
Nektar Therapeutics (a)	50,644	622,162
Neos Therapeutics, Inc. (a)(b)	6,228	44,219
NeuroDerm Ltd. (a)(b)	7,471	121,777
Ocera Therapeutics, Inc. (a)	5,923	12,734
Ocular Therapeutix, Inc. (a)(b)	8,480	78,779
Omeros Corp. (a)(b)	15,406	189,340
Oncobiologics, Inc. (a)	3,600	13,104
Oramed Pharmaceuticals, Inc. (a)(b)	5,254	32,260
Orexigen Therapeutics, Inc. (a)(b)	4,379	8,583
Pacira Pharmaceuticals, Inc. (a)(b)	12,365	393,825
Pain Therapeutics, Inc. (a)(b)	17,995	11,511
Paratek Pharmaceuticals, Inc. (a)	7,964	107,116
Parnell Pharmaceuticals Holdings Ltd. (a)	1,667	2,234
Pernix Therapeutics Holdings, Inc. (a)(b)	1,633	4,932
Phibro Animal Health Corp. Class A	6,459	177,300
ProPhase Labs, Inc. (a)	1,566	3,163
Reata Pharmaceuticals, Inc. (b)	2,652	68,925
RedHill Biopharma Ltd. sponsored ADR (a)(b)	3,164	34,519
Repros Therapeutics, Inc. (a)(b)	10,497	18,790
Revance Therapeutics, Inc. (a)(b)	10,150	170,013
SciClone Pharmaceuticals, Inc. (a)	17,860	177,707
SCYNEXIS, Inc. (a)	9,903	38,127
Sucampo Pharmaceuticals, Inc. Class A (a)	15,774	256,328
Supernus Pharmaceuticals, Inc. (a)	16,031	345,468
Teligent, Inc. (a)(b)	18,936	136,150
Tetraphase Pharmaceuticals, Inc. (a)(b)	10,751	45,047
The Medicines Company (a)(b)	23,540	826,254
Theravance Biopharma, Inc. (a)(b)	15,758	438,703
Titan Pharmaceuticals, Inc. (a)(b)	7,882	34,681
VIVUS, Inc. (a)(b)	35,567	47,660
WAVE Life Sciences (a)(b)	8,146	289,998
Zogenix, Inc. (a)(b)	8,409	105,953
Zynerba Pharmaceuticals, Inc. (a)(b)	4,037	50,785
		23,677,761

TOTAL HEALTH CARE		355,970,544

INDUSTRIALS - 4.6%
Aerospace & Defense - 0.2%
AeroVironment, Inc. (a)(b)	7,477	211,599
Arotech Corp. (a)(b)	12,878	50,224
Astronics Corp. (a)	6,529	241,051
Astronics Corp. Class B	607	22,574
Astrotech Corp. (a)	3,584	5,878
BE Aerospace, Inc.	33,528	2,013,021
Elbit Systems Ltd. (b)	14,450	1,459,450
Innovative Solutions & Support, Inc. (a)(b)	1,668	5,921
KEYW Holding Corp. (a)	13,776	172,613
KLX, Inc. (a)	17,258	672,889
Kratos Defense & Security Solutions, Inc. (a)(b)	20,475	149,877
LMI Aerospace, Inc. (a)(b)	5,819	52,720
Mercury Systems, Inc. (a)	13,600	404,056
Taser International, Inc. (a)(b)	17,158	467,212
TAT Technologies Ltd.	863	6,516
		5,935,601
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. (a)	20,894	338,483
Atlas Air Worldwide Holdings, Inc. (a)	8,221	406,117
C.H. Robinson Worldwide, Inc. (b)	46,776	3,501,184
Echo Global Logistics, Inc. (a)	9,606	241,111
Expeditors International of Washington, Inc. (b)	59,660	3,146,468
Forward Air Corp.	9,898	478,865
Hub Group, Inc. Class A (a)	10,966	469,893
Park-Ohio Holdings Corp.	4,231	178,337
		8,760,458
Airlines - 0.7%
Allegiant Travel Co.	5,447	890,040
American Airlines Group, Inc. (b)	176,711	8,206,459
Hawaiian Holdings, Inc. (a)	17,807	914,389
JetBlue Airways Corp. (a)	106,758	2,144,768
Ryanair Holdings PLC sponsored ADR	35,278	2,816,596
SkyWest, Inc.	19,655	724,287
Spirit Airlines, Inc. (a)(b)	22,878	1,272,017
Virgin America, Inc. (a)(b)	14,884	840,946
		17,809,502
Building Products - 0.2%
AAON, Inc. (b)	17,624	579,830
American Woodmark Corp. (a)	5,416	415,136
Apogee Enterprises, Inc.	9,587	457,300
Builders FirstSource, Inc. (a)	37,931	419,517
Caesarstone Sdot-Yam Ltd. (a)(b)	11,618	316,010
China Ceramics Co. Ltd. (a)	187	441
CSW Industrials, Inc. (a)	5,469	199,619
Gibraltar Industries, Inc. (a)	10,146	456,570
Insteel Industries, Inc.	6,078	240,506
Patrick Industries, Inc. (a)	5,029	358,819
PGT, Inc. (a)(b)	16,273	180,630
Tecogen, Inc. New (a)(b)	3,759	15,750
Universal Forest Products, Inc.	6,860	681,472
		4,321,600
Commercial Services & Supplies - 0.6%
Aqua Metals, Inc. (a)(b)	5,152	63,370
Casella Waste Systems, Inc. Class A (a)	15,918	201,522
CECO Environmental Corp.	10,990	155,948
China Recycling Energy Corp. (a)	1,607	2,812
Cintas Corp.	34,886	3,997,936
Copart, Inc. (a)	37,672	2,061,412
Essendant, Inc.	11,803	228,624
Fuel Tech, Inc. (a)	2,055	2,466
G&K Services, Inc. Class A	6,344	608,516
Healthcare Services Group, Inc.	24,381	949,640
Heritage-Crystal Clean, Inc. (a)	8,319	135,600
Herman Miller, Inc.	19,676	639,470
Hudson Technologies, Inc. (a)	9,731	74,053
Industrial Services of America, Inc. (a)	694	1,742
InnerWorkings, Inc. (a)(b)	17,882	165,409
Interface, Inc.	21,115	367,401
Intersections, Inc. (a)(b)	8,109	18,245
Kimball International, Inc. Class B	12,619	189,285
MagneGas Corp. (a)(b)	23,634	11,226
Matthews International Corp. Class A	10,583	769,913
McGrath RentCorp.	9,031	333,425
Mobile Mini, Inc.	14,714	451,720
Multi-Color Corp.	5,675	408,033
Odyssey Marine Exploration, Inc. (a)(b)	4,993	19,573
Performant Financial Corp. (a)(b)	14,422	51,631
Perma-Fix Environmental Services, Inc. (a)	973	3,892
Pointer Telocation Ltd. (a)	2,302	17,725
Quest Resource Holding Corp. (a)(b)	3,836	7,595
SP Plus Corp. (a)(b)	8,253	229,021
Stericycle, Inc. (a)(b)	28,810	2,102,266
Tetra Tech, Inc.	21,314	913,305
U.S. Ecology, Inc.	6,966	323,571
Virco Manufacturing Co. (a)	1,086	4,453
VSE Corp.	3,728	144,311
West Corp.	27,270	650,662
		16,305,773
Construction & Engineering - 0.0%
Aegion Corp. (a)	11,978	289,748
Great Lakes Dredge & Dock Corp. (a)(b)	23,277	98,927
Ies Holdings, Inc. (a)	7,097	139,456
Layne Christensen Co. (a)(b)	7,238	77,012
MYR Group, Inc. (a)	5,705	213,709
Northwest Pipe Co. (a)	2,404	42,118
NV5 Holdings, Inc. (a)	3,624	132,457
Primoris Services Corp.	16,597	380,569
Sterling Construction Co., Inc. (a)	9,228	76,500
		1,450,496
Electrical Equipment - 0.1%
Allied Motion Technologies, Inc.	2,975	63,606
American Superconductor Corp. (a)(b)	6,555	50,736
Ballard Power Systems, Inc. (a)(b)	58,349	110,765
Broadwind Energy, Inc. (a)	6,588	26,945
Capstone Turbine Corp. (a)	4,970	4,423
Encore Wire Corp.	7,114	302,345
Energous Corp. (a)(b)	5,693	90,234
Energy Focus, Inc. (a)(b)	4,044	19,613
Enphase Energy, Inc. (a)(b)	16,647	18,645
FuelCell Energy, Inc. (a)(b)	10,205	22,961
Highpower International, Inc. (a)(b)	2,296	6,314
Hydrogenics Corp. (a)(b)	5,242	25,424
Ideal Power, Inc. (a)(b)	3,212	14,936
LSI Industries, Inc.	9,643	94,694
Pioneer Power Solutions, Inc. (a)	1,000	5,550
Plug Power, Inc. (a)(b)	58,332	79,623
Powell Industries, Inc.	4,063	174,872
Power Solutions International, Inc. (a)(b)	4,273	55,164
Preformed Line Products Co.	1,863	104,216
Real Goods Solar, Inc. (a)	15	7
Revolution Lighting Technologies, Inc. (a)(b)	5,784	31,291
Sunrun, Inc. (a)(b)	32,709	166,816
TPI Composites, Inc. (b)	11,576	175,608
Ultralife Corp. (a)	6,195	31,285
Vicor Corp. (a)	10,110	147,606
		1,823,679
Industrial Conglomerates - 0.0%
Raven Industries, Inc.	12,486	312,774
Machinery - 0.7%
Altra Industrial Motion Corp.	8,355	292,425
American Railcar Industries, Inc.	6,038	271,046
ARC Group Worldwide, Inc. (a)	3,852	20,993
Astec Industries, Inc.	7,646	506,930
Blue Bird Corp. (a)	7,955	129,667
Chart Industries, Inc. (a)	10,150	360,833
Cleantech Solutions International, Inc. (a)	197	140
Columbus McKinnon Corp. (NY Shares)	7,165	188,583
Commercial Vehicle Group, Inc. (a)	10,545	54,096
Dmc Global, Inc.	4,562	74,589
Eastern Co.	3,496	74,640
Energy Recovery, Inc. (a)	16,254	177,006
ExOne Co. (a)(b)	5,769	56,940
Franklin Electric Co., Inc.	15,275	596,489
FreightCar America, Inc.	3,936	57,780
Gencor Industries, Inc. (a)	5,290	74,325
Hardinge, Inc.	3,857	42,543
Hurco Companies, Inc.	2,512	81,891
Jason Industries, Inc. (a)	6,627	11,597
Key Technology, Inc. (a)	1,513	18,504
Kornit Digital Ltd. (a)(b)	10,723	122,242
L.B. Foster Co. Class A	2,834	34,717
Lincoln Electric Holdings, Inc.	21,801	1,711,597
Manitex International, Inc. (a)(b)	6,059	32,719
MFRI, Inc. (a)	997	8,225
Middleby Corp. (a)(b)	19,132	2,620,701
NN, Inc.	8,983	152,262
Nordson Corp. (b)	19,444	2,075,258
Omega Flex, Inc.	4,007	179,233
PACCAR, Inc.	115,960	7,206,914
RBC Bearings, Inc. (a)(b)	9,860	835,734
Sun Hydraulics Corp.	8,943	355,395
Taylor Devices, Inc. (a)	1,597	23,684
TriMas Corp. (a)	15,221	326,490
Twin Disc, Inc.	3,944	57,227
Westport Fuel Systems, Inc. (a)(b)	26,542	33,708
Woodward, Inc.	21,250	1,439,263
		20,306,386
Marine - 0.0%
Diana Containerships, Inc. (b)	2,026	7,253
DryShips, Inc. (a)(b)	902	4,736
Eagle Bulk Shipping, Inc. (a)(b)	16,353	103,351
Euroseas Ltd. (a)	273	655
Golden Ocean Group Ltd. (a)(b)	38,482	161,624
Rand Logistics, Inc. (a)	1,744	1,604
Seanergy Martime Holdings Corp. (a)(b)	5,859	14,062
Star Bulk Carriers Corp. (a)(b)	17,502	90,485
		383,770
Professional Services - 0.5%
51job, Inc. sponsored ADR (a)(b)	8,985	317,799
Acacia Research Corp.	15,251	105,232
Advisory Board Co. (a)	13,510	478,254
Barrett Business Services, Inc.	2,472	144,093
CRA International, Inc.	2,842	93,388
Exponent, Inc.	8,455	512,796
Heidrick & Struggles International, Inc.	6,697	141,976
Hudson Global, Inc.	2,817	4,113
Huron Consulting Group, Inc. (a)	7,136	376,424
ICF International, Inc. (a)	6,544	362,210
IHS Markit Ltd. (a)(b)	146,341	5,259,496
Kelly Services, Inc. Class A (non-vtg.)	12,990	261,619
Kforce, Inc.	9,285	205,199
Lightbridge Corp. (a)(b)	441	578
Marathon Patent Group, Inc. (a)(b)	6,000	10,860
Pendrell Corp. (a)	9,270	57,103
RCM Technologies, Inc.	3,957	25,562
Resources Connection, Inc.	12,622	203,214
RPX Corp. (a)	16,247	169,781
Spherix, Inc. (a)(b)	18,182	20,546
Verisk Analytics, Inc. (a)(b)	55,412	4,603,629
Willdan Group, Inc. (a)	2,439	59,951
		13,413,823
Road & Rail - 0.9%
AMERCO (b)	6,534	2,231,100
ArcBest Corp.	11,086	337,569
Avis Budget Group, Inc. (a)	29,715	1,137,787
Covenant Transport Group, Inc. Class A (a)	5,080	105,308
CSX Corp.	312,885	11,204,412
Heartland Express, Inc. (b)	27,211	585,309
J.B. Hunt Transport Services, Inc.	37,251	3,552,628
Landstar System, Inc. (b)	13,852	1,128,245
Marten Transport Ltd.	11,052	269,116
Old Dominion Freight Lines, Inc. (a)(b)	27,205	2,374,997
P.A.M. Transportation Services, Inc. (a)	4,508	111,753
Patriot Transportation Holding, Inc. (a)	659	15,388
Saia, Inc. (a)	8,108	338,509
Student Transportation, Inc. (a)(b)	35,842	204,918
U.S.A. Truck, Inc. (a)	3,742	33,715
Universal Logistics Holdings I	10,735	152,437
Werner Enterprises, Inc. (b)	23,501	635,702
YRC Worldwide, Inc. (a)	11,291	143,170
		24,562,063
Trading Companies & Distributors - 0.4%
Beacon Roofing Supply, Inc. (a)	19,746	916,017
BMC Stock Holdings, Inc. (a)	21,907	412,947
DXP Enterprises, Inc. (a)	5,313	178,995
Fastenal Co. (b)	97,458	4,619,509
General Finance Corp. (a)	6,826	27,645
H&E Equipment Services, Inc.	11,078	203,946
HD Supply Holdings, Inc. (a)	67,510	2,649,092
Houston Wire & Cable Co.	7,080	43,188
Huttig Building Products, Inc. (a)	9,520	58,262
Lawson Products, Inc. (a)	3,661	86,766
Nexeo Solutions, Inc. (a)(b)	33,437	250,778
Rush Enterprises, Inc.:
Class A (a)(b)	9,998	302,440
Class B (a)(b)	3,179	87,836
Titan Machinery, Inc. (a)(b)	8,041	112,494
Willis Lease Finance Corp. (a)	2,622	70,243
		10,020,158
Transportation Infrastructure - 0.0%
Grupo Aeroportuario Norte S.A.B. de CV ADR (b)	2,270	85,534

TOTAL INDUSTRIALS		125,491,617

INFORMATION TECHNOLOGY - 46.7%
Communications Equipment - 2.7%
ADTRAN, Inc.	15,699	319,475
Applied Optoelectronics, Inc. (a)(b)	5,283	130,860
Arris International PLC (a)	62,767	1,800,785
AudioCodes Ltd. (a)	14,232	89,092
Aviat Networks, Inc. (a)	1,379	17,417
Bel Fuse, Inc.:
Class A	300	7,134
Class B (non-vtg.)	3,204	93,877
Black Box Corp.	5,455	83,734
Brocade Communications Systems, Inc.	132,217	1,631,558
CalAmp Corp. (a)	12,476	181,401
Ceragon Networks Ltd. (a)	28,260	64,998
Cisco Systems, Inc.	1,677,036	50,009,214
Clearfield, Inc. (a)(b)	4,785	91,872
ClearOne, Inc.	2,453	26,860
CommScope Holding Co., Inc. (a)	63,329	2,278,577
Communications Systems, Inc.	2,071	10,355
Comtech Telecommunications Corp.	8,843	101,695
Dasan Zhone Solutions, Inc. (a)(b)	17,554	19,309
Digi International, Inc. (a)	8,481	113,645
DragonWave, Inc. (a)	609	1,768
EchoStar Holding Corp. Class A (a)	14,961	763,011
EMCORE Corp.	8,637	55,277
EXFO, Inc. (sub. vtg.) (a)	8,342	35,832
Extreme Networks, Inc. (a)	34,471	145,812
F5 Networks, Inc. (a)	22,251	3,131,828
Finisar Corp. (a)	36,364	1,208,376
Gilat Satellite Networks Ltd. (a)	13,064	62,054
Harmonic, Inc. (a)(b)	28,525	132,641
Infinera Corp. (a)(b)	46,485	395,123
InterDigital, Inc.	11,326	897,019
Ituran Location & Control Ltd. (b)	8,718	217,514
Ixia (a)	26,918	370,123
KVH Industries, Inc. (a)	5,647	61,552
Lumentum Holdings, Inc. (a)	20,014	802,561
Mitel Networks Corp. (a)	42,788	308,501
MRV Communications, Inc. (a)	3,804	30,052
NETGEAR, Inc. (a)	10,715	575,396
NetScout Systems, Inc. (a)	29,993	935,782
Oclaro, Inc. (a)	53,600	479,184
Parkervision, Inc. (a)(b)	1,087	2,913
PC-Tel, Inc.	8,979	44,356
Radcom Ltd. (a)	3,990	75,212
Radware Ltd. (a)(b)	19,063	255,635
Resonant, Inc. (a)	5,889	27,619
ShoreTel, Inc. (a)	23,379	163,653
Sierra Wireless, Inc. (a)(b)	11,364	174,437
Silicom Ltd.	2,758	108,472
Sonus Networks, Inc. (a)	15,739	94,906
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (b)	113,622	581,745
Tessco Technologies, Inc.	3,589	43,965
Ubiquiti Networks, Inc. (a)(b)	27,206	1,522,448
UTStarcom Holdings Corp. (a)	21,290	42,154
ViaSat, Inc. (a)(b)	19,148	1,364,869
Viavi Solutions, Inc. (a)	76,273	598,743
Westell Technologies, Inc. Class A (a)	16,462	8,888
Wi-Lan, Inc.	44,084	59,072
xG Technology, Inc. (a)	40	14
		72,850,365
Electronic Equipment & Components - 1.0%
Agilysys, Inc. (a)	9,207	94,003
Applied DNA Sciences, Inc. (a)(b)	6,250	13,750
Cardtronics PLC	16,249	803,838
CDW Corp.	54,251	2,779,821
China BAK Battery, Inc. (a)	782	1,251
ClearSign Combustion Corp. (a)(b)	5,845	23,380
Cognex Corp. (b)	28,074	1,676,299
Coherent, Inc. (a)	8,036	1,048,698
Control4 Corp. (a)	8,561	97,938
CUI Global, Inc. (a)(b)	7,874	48,031
Daktronics, Inc.	15,315	157,591
Deswell Industries, Inc.	1,530	2,754
Digital Ally, Inc. (a)(b)	3,324	16,620
DTS, Inc.	6,391	271,362
Echelon Corp. (a)	339	1,749
Electro Scientific Industries, Inc. (a)	10,892	56,638
ePlus, Inc. (a)	2,395	266,324
FARO Technologies, Inc. (a)	5,684	206,898
Flextronics International Ltd. (a)	180,401	2,568,910
FLIR Systems, Inc.	45,351	1,628,554
Frequency Electronics, Inc. (a)	801	8,394
Hollysys Automation Technologies Ltd.	19,614	369,920
I. D. Systems Inc. (a)	5,073	24,655
Identiv, Inc. (a)(b)	2,829	7,469
II-VI, Inc. (a)	21,860	660,172
Insight Enterprises, Inc. (a)	12,125	424,618
IPG Photonics Corp. (a)	17,589	1,687,137
Iteris, Inc. (a)	7,581	24,411
Itron, Inc. (a)	12,689	814,634
KEY Tronic Corp. (a)	4,924	38,013
Kimball Electronics, Inc. (a)	9,891	172,598
Littelfuse, Inc.	7,443	1,085,115
LRAD Corp.	9,621	17,125
Magal Security Systems Ltd. (a)	7,555	45,406
Maxwell Technologies, Inc. (a)(b)	9,752	48,760
Mesa Laboratories, Inc.	1,263	156,688
MicroVision, Inc. (a)(b)	15,058	24,846
MOCON, Inc.	2,300	40,250
MTS Systems Corp.	5,465	294,290
Napco Security Technolgies, Inc. (a)	6,882	58,841
National Instruments Corp. (b)	42,288	1,246,227
Neonode, Inc. (a)(b)	20,179	33,295
NetList, Inc. (a)	25,631	27,938
Novanta, Inc. (a)	15,417	312,194
Orbotech Ltd. (a)	15,320	485,184
OSI Systems, Inc. (a)	6,112	462,678
PC Connection, Inc.	9,206	247,089
PC Mall, Inc. (a)	4,541	91,501
Perceptron, Inc. (a)	4,209	28,116
Plexus Corp. (a)	11,172	570,889
RadiSys Corp. (a)	14,163	59,201
Research Frontiers, Inc. (a)(b)	7,119	12,601
Richardson Electronics Ltd.	6,648	40,154
RMG Networks Holding Corp. (a)	2,029	1,560
RMG Networks Holding Corp. rights 12/22/16 (a)	425	0
Sanmina Corp. (a)	23,756	780,385
ScanSource, Inc. (a)	8,166	309,083
Supercom Ltd. (a)(b)	7,335	23,472
Tech Data Corp. (a)	11,698	992,809
Trimble, Inc. (a)	82,489	2,325,365
TTM Technologies, Inc. (a)	33,462	454,079
Uni-Pixel, Inc. (a)(b)	10,946	12,916
Universal Display Corp. (a)(b)	15,603	852,704
Wayside Technology Group, Inc.	1,282	22,435
Zebra Technologies Corp. Class A (a)	17,524	1,385,272
		28,544,898
Internet Software & Services - 12.4%
21Vianet Group, Inc. ADR (a)(b)	19,017	149,283
2U, Inc. (a)(b)	18,173	600,799
Actua Corp. (a)(b)	14,632	198,264
Akamai Technologies, Inc. (a)	58,416	3,896,347
Alarm.com Holdings, Inc. (a)	15,031	445,218
Alphabet, Inc.:
Class A (a)	98,532	76,449,008
Class C (a)	114,502	86,797,096
Angie's List, Inc. (a)(b)	18,948	162,763
AppFolio, Inc. (a)	4,692	102,755
Autobytel, Inc. (a)	3,383	46,855
Baidu.com, Inc. sponsored ADR (a)(b)	91,820	15,329,349
Baozun, Inc. sponsored ADR (a)(b)	7,587	114,488
Bazaarvoice, Inc. (a)	28,290	149,937
Benefitfocus, Inc. (a)(b)	9,994	272,836
BlackLine, Inc.	16,292	438,906
Blucora, Inc. (a)	13,543	191,633
Brightcove, Inc. (a)	11,340	94,122
BroadVision, Inc. (a)	599	2,935
Carbonite, Inc. (a)	9,007	166,630
China Finance Online Co. Ltd. ADR (a)	8,455	35,257
ChinaCache International Holdings Ltd. sponsored ADR (a)(b)	7,308	24,189
Cimpress NV (a)(b)	10,512	914,018
CommerceHub, Inc.:
Series A, (a)	5,943	89,858
Series C, (a)	8,941	131,880
comScore, Inc. (a)(b)	18,871	548,014
Cornerstone OnDemand, Inc. (a)	18,816	675,683
CoStar Group, Inc. (a)(b)	11,285	2,156,676
Coupa Software, Inc.	15,652	496,794
Criteo SA sponsored ADR (a)(b)	19,904	821,438
Cyren Ltd. (a)	7,440	16,368
Determine, Inc. (a)	245	446
EarthLink Holdings Corp.	36,204	191,157
eBay, Inc. (a)	377,798	10,506,562
eGain Communications Corp. (a)(b)	3,510	8,249
Endurance International Group Holdings, Inc. (a)(b)	46,733	371,527
Facebook, Inc. Class A (a)	775,067	91,783,434
Five9, Inc. (a)	17,078	270,345
Functionx, Inc. (a)(b)	123	381
Global Sources Ltd. (a)	10,027	90,243
Gogo, Inc. (a)(b)	28,432	266,976
Hortonworks, Inc. (a)(b)	20,744	188,563
IAC/InterActiveCorp	24,311	1,637,589
Internap Network Services Corp. (a)	15,802	17,066
iPass, Inc. (a)	17,897	28,814
j2 Global, Inc.	15,897	1,168,588
Limelight Networks, Inc. (a)	37,824	80,187
Liquidity Services, Inc. (a)	10,641	97,897
LivePerson, Inc. (a)	20,172	161,376
LogMeIn, Inc.	8,414	848,552
Marchex, Inc. Class B (a)	14,684	38,472
Match Group, Inc. (a)(b)	14,363	258,247
MeetMe, Inc. (a)(b)	15,935	76,807
MercadoLibre, Inc.	14,931	2,356,410
Mimecast Ltd. (a)	18,668	381,947
MINDBODY, Inc. (a)(b)	11,185	241,596
Momo, Inc. ADR (a)(b)	21,802	469,288
Net Element International, Inc. (a)(b)	909	836
NetEase, Inc. ADR	25,684	5,755,784
NIC, Inc.	23,226	582,973
NumereX Corp. Class A (a)	9,528	76,319
Nutanix, Inc. Class A (a)(b)	5,042	161,344
Perion Network Ltd. (a)(b)	21,960	25,254
Points International Ltd. (a)	4,960	33,926
QuinStreet, Inc. (a)	15,140	48,297
Qumu Corp. (a)	2,780	7,673
RealNetworks, Inc. (a)	17,726	82,958
Reis, Inc.	4,351	95,069
Remark Media, Inc. (a)(b)	6,690	27,095
RetailMeNot, Inc. (a)	15,100	138,920
Rightside Group Ltd. (a)	6,964	54,667
Rocket Fuel, Inc. (a)(b)	12,998	23,656
SecureWorks Corp.	2,841	35,086
SINA Corp. (a)	23,885	1,840,578
Sohu.com, Inc. (a)(b)	13,030	451,229
SPS Commerce, Inc. (a)	6,210	430,167
Stamps.com, Inc. (a)(b)	5,660	601,092
Support.com, Inc. (a)	26,933	19,271
Synacor, Inc. (a)(b)	12,178	37,143
TechTarget, Inc. (a)	10,468	88,036
Travelzoo, Inc. (a)(b)	5,478	61,628
TrueCar, Inc. (a)(b)	27,950	346,021
Tucows, Inc. (a)(b)	3,552	123,077
Unwired Planet, Inc. unit (a)	3,433	13,560
VeriSign, Inc. (a)(b)	36,754	2,898,053
Web.com Group, Inc. (a)	17,061	272,123
WebMD Health Corp. (a)	12,819	683,765
Weibo Corp. sponsored ADR (a)(b)	15,734	807,312
Wix.com Ltd. (a)	14,801	732,650
Wowo Ltd. sponsored ADR (a)(b)	6,361	21,691
Xunlei Ltd. sponsored ADR (a)	10,609	47,741
Yahoo!, Inc. (a)	318,610	13,069,382
Yandex NV Series A (a)	94,740	1,801,007
YY, Inc. ADR (a)(b)	12,381	535,726
Zillow Group, Inc.:
Class A (a)(b)	19,143	672,876
Class C (a)(b)	38,132	1,369,701
		337,133,804
IT Services - 2.7%
Acxiom Corp. (a)	25,163	667,574
ALJ Regional Holdings, Inc. (a)(b)	10,154	44,373
Amdocs Ltd.	49,582	2,923,851
Automatic Data Processing, Inc.	151,579	14,554,616
Blackhawk Network Holdings, Inc. (a)	19,554	703,944
BluePhoenix Solutions Ltd. (a)	284	352
CardConnect Corp. (a)	9,839	96,914
Cass Information Systems, Inc.	4,336	303,520
China Customer Relations Centers, Inc. (b)	6,463	88,737
China Information Technology, Inc. (a)(b)	20,266	16,213
Cognizant Technology Solutions Corp. Class A (a)	202,845	11,172,703
Computer Task Group, Inc.	7,107	29,565
CSG Systems International, Inc.	10,905	485,273
Datalink Corp. (a)	8,904	99,725
Edgewater Technology, Inc. (a)	6,041	41,683
Euronet Worldwide, Inc. (a)	17,333	1,243,123
ExlService Holdings, Inc. (a)	11,412	542,755
Fiserv, Inc. (a)(b)	72,748	7,610,896
Forrester Research, Inc.	6,239	255,175
Hackett Group, Inc.	9,871	175,309
Information Services Group, Inc. (a)	14,505	50,913
Innodata, Inc. (a)	1,720	4,128
Jack Henry & Associates, Inc.	27,621	2,387,559
JetPay Corp. (a)(b)	3,116	8,569
Lionbridge Technologies, Inc. (a)	23,241	116,670
ManTech International Corp. Class A	7,917	340,510
Mattersight Corp. (a)(b)	9,378	35,636
ModusLink Global Solutions, Inc. (a)(b)	36,789	51,137
MoneyGram International, Inc. (a)	19,181	209,457
NCI, Inc. Class A	3,649	47,802
Net 1 UEPS Technologies, Inc. (a)	19,657	224,286
Paychex, Inc. (b)	119,787	7,061,444
PayPal Holdings, Inc. (a)(b)	403,303	15,841,742
Perficient, Inc. (a)	12,377	222,786
PFSweb, Inc. (a)	5,819	46,261
Planet Payment, Inc. (a)(b)	19,100	76,782
PRG-Schultz International, Inc. (a)	9,669	52,696
QIWI PLC Class B sponsored ADR (b)	15,087	200,657
Sabre Corp. (b)	94,420	2,440,757
ServiceSource International, Inc. (a)	29,508	174,982
Sykes Enterprises, Inc. (a)	13,777	388,236
Syntel, Inc. (b)	28,476	552,434
Sysorex Global (a)	2,625	656
Teletech Holdings, Inc.	16,076	462,185
Virtusa Corp. (a)	9,711	215,778
		72,270,364
Semiconductors & Semiconductor Equipment - 9.7%
Acacia Communications, Inc. (b)	12,770	884,450
Actions Semiconductor Co. Ltd. ADR (a)	203	432
Adesto Technologies Corp. (a)(b)	6,015	10,827
Advanced Energy Industries, Inc. (a)	12,752	704,038
Advanced Micro Devices, Inc. (a)(b)	311,458	2,775,091
Aixtron AG sponsored ADR (a)	4,986	19,794
Alpha & Omega Semiconductor Ltd. (a)	8,033	174,718
Ambarella, Inc. (a)(b)	10,738	660,602
Amkor Technology, Inc. (a)	78,216	924,513
Amtech Systems, Inc. (a)(b)	3,169	13,753
Analog Devices, Inc. (b)	103,682	7,697,352
Applied Materials, Inc.	361,060	11,626,132
Applied Micro Circuits Corp. (a)	29,384	257,110
ASML Holding NV (b)	21,735	2,241,531
Atomera, Inc.	6,089	41,101
Axcelis Technologies, Inc. (a)	9,097	124,174
AXT, Inc. (a)	11,530	55,344
Broadcom Ltd.	132,358	22,565,715
Brooks Automation, Inc.	25,957	423,099
Cabot Microelectronics Corp.	7,962	474,376
Camtek Ltd. (a)	16,454	49,033
Canadian Solar, Inc. (a)(b)	18,996	219,024
Cavium, Inc. (a)	22,178	1,264,811
Ceva, Inc. (a)	7,519	239,104
ChipMOS TECHNOLOGIES, Inc. sponsored ADR (a)(b)	8,545	135,096
Cirrus Logic, Inc. (a)	20,725	1,139,875
Cohu, Inc.	10,522	130,999
Cree, Inc. (a)(b)	32,833	831,332
CVD Equipment Corp. (a)	3,218	24,940
CyberOptics Corp. (a)	2,498	72,192
Cypress Semiconductor Corp. (b)	105,856	1,190,880
Diodes, Inc. (a)	16,502	401,824
DSP Group, Inc. (a)	7,996	93,553
Entegris, Inc. (a)	46,524	835,106
First Solar, Inc. (a)(b)	33,705	1,021,936
FormFactor, Inc. (a)	23,284	260,781
GSI Technology, Inc. (a)	9,353	50,974
Hanwha Solarone Co. Ltd. sponsored ADR (a)	2,413	19,618
Himax Technologies, Inc. sponsored ADR (b)	37,121	273,582
Impinj, Inc. (b)	6,200	169,322
Integrated Device Technology, Inc. (a)(b)	44,602	1,043,687
Intel Corp. (b)	1,580,159	54,831,517
Intermolecular, Inc. (a)	16,622	16,954
Intersil Corp. Class A	45,110	999,187
IXYS Corp.	13,453	157,400
JA Solar Holdings Co. Ltd. ADR (a)(b)	12,054	65,574
KLA-Tencor Corp.	52,385	4,182,418
Kopin Corp. (a)(b)	29,573	75,707
Kulicke & Soffa Industries, Inc. (a)	22,965	354,350
Lam Research Corp. (b)	54,049	5,730,275
Lattice Semiconductor Corp. (a)	39,888	279,615
Linear Technology Corp.	79,342	4,961,255
M/A-COM Technology Solutions Holdings, Inc. (a)(b)	17,572	875,437
Marvell Technology Group Ltd.	169,907	2,436,466
Maxim Integrated Products, Inc.	94,217	3,699,902
Mellanox Technologies Ltd. (a)(b)	15,696	650,599
Microchip Technology, Inc. (b)	72,667	4,809,102
Micron Technology, Inc. (a)	348,033	6,797,084
Microsemi Corp. (a)(b)	37,529	2,054,713
MKS Instruments, Inc.	17,378	1,000,104
Monolithic Power Systems, Inc.	13,111	1,075,626
MoSys, Inc. (a)(b)	17,551	5,697
Nanometrics, Inc. (a)	8,366	200,031
Nova Measuring Instruments Ltd. (a)	12,404	155,918
NVE Corp.	2,064	137,813
NVIDIA Corp. (b)	178,726	16,478,537
NXP Semiconductors NV (a)	113,293	11,233,001
O2Micro International Ltd. sponsored ADR (a)	3,450	6,383
ON Semiconductor Corp. (a)(b)	138,773	1,634,746
PDF Solutions, Inc. (a)(b)	9,836	231,638
Photronics, Inc. (a)	22,233	222,330
Pixelworks, Inc. (a)(b)	14,146	43,570
Power Integrations, Inc.	9,544	642,311
Qorvo, Inc. (a)(b)	42,531	2,271,581
Qualcomm, Inc.	492,273	33,538,559
QuickLogic Corp. (a)(b)	20,189	17,766
Rambus, Inc. (a)	35,854	471,480
Rubicon Technology, Inc. (a)	5,346	2,649
SemiLEDs Corp. (a)	200	848
Semtech Corp. (a)	21,022	590,718
Sigma Designs, Inc. (a)	12,546	94,095
Silicon Laboratories, Inc. (a)	13,568	900,237
Silicon Motion Technology Corp. sponsored ADR	11,436	525,942
Siliconware Precision Industries Co. Ltd. sponsored ADR (b)	19,012	142,590
Skyworks Solutions, Inc. (b)	63,423	4,874,058
SolarEdge Technologies, Inc. (a)(b)	13,776	181,843
SPI Energy Co. Ltd. sponsored ADR (a)(b)	21,564	45,716
SunEdison Semiconductor Ltd. (a)	13,231	158,243
SunPower Corp. (a)(b)	45,911	310,358
Sunworks, Inc. (a)(b)	9,585	21,470
Synaptics, Inc. (a)(b)	11,487	626,960
Tessera Technologies, Inc.	15,798	625,601
Texas Instruments, Inc. (b)	334,464	24,726,924
Tower Semiconductor Ltd. (a)(b)	29,132	523,211
Ultra Clean Holdings, Inc. (a)	10,799	108,422
Ultratech, Inc.(a)	8,120	186,110
Veeco Instruments, Inc. (a)	13,514	360,148
Xcerra Corp. (a)	18,282	115,908
Xilinx, Inc.	83,715	4,518,936
		263,127,454
Software - 10.2%
8x8, Inc. (a)	30,258	413,022
ACI Worldwide, Inc. (a)(b)	40,141	747,024
Activision Blizzard, Inc.	247,959	9,077,779
Adobe Systems, Inc. (a)	166,054	17,072,012
Allot Communications Ltd. (a)	12,391	57,618
American Software, Inc. Class A	11,793	129,959
ANSYS, Inc. (a)(b)	28,885	2,716,057
Aspen Technology, Inc. (a)	25,774	1,361,640
Atlassian Corp. PLC (b)	24,801	673,099
Attunity Ltd. (a)(b)	7,466	42,482
Autodesk, Inc. (a)	74,667	5,421,571
Aware, Inc. (a)	11,224	65,099
Blackbaud, Inc. (b)	15,504	973,341
Bottomline Technologies, Inc. (a)(b)	13,774	345,176
BroadSoft, Inc. (a)	9,693	402,260
BSQUARE Corp. (a)	4,329	25,108
CA Technologies, Inc.	139,460	4,457,142
Cadence Design Systems, Inc. (a)	96,863	2,545,560
Callidus Software, Inc. (a)(b)	25,625	402,313
CDK Global, Inc.	51,503	2,971,723
Changyou.com Ltd. (A Shares) ADR (a)	6,081	146,735
Check Point Software Technologies Ltd. (a)(b)	57,100	4,701,043
Citrix Systems, Inc. (a)(b)	52,089	4,517,679
CommVault Systems, Inc. (a)	14,972	808,488
CounterPath Corp. (a)	952	1,875
Covisint Corp. (a)	20,413	45,929
CyberArk Software Ltd. (a)	11,014	561,824
Datawatch Corp. (a)(b)	4,467	26,802
Descartes Systems Group, Inc. (a)	27,519	611,101
Digimarc Corp. (a)(b)	3,176	98,615
Digital Turbine, Inc. (a)(b)	32,983	25,727
Ebix, Inc. (b)	10,538	628,065
Electronic Arts, Inc. (a)	100,486	7,962,511
EnerNOC, Inc. (a)(b)	9,543	56,304
Everbridge, Inc. (b)	8,822	140,358
Evolving Systems, Inc.	7,319	28,910
Exa Corp. (a)	5,387	79,889
FalconStor Software, Inc. (a)(b)	4,107	2,259
FireEye, Inc. (a)(b)	59,425	763,017
Form Holdings Corp. (a)(b)	8,159	19,010
Fortinet, Inc. (a)	59,069	1,777,977
Glu Mobile, Inc. (a)(b)	49,755	111,949
Guidance Software, Inc. (a)(b)	12,274	86,532
Inseego Corp. (a)(b)	19,413	44,650
Interactive Intelligence Group, Inc. (a)(b)	7,254	438,504
Intuit, Inc.	84,639	9,621,762
Jive Software, Inc. (a)(b)	32,701	124,264
KongZhong Corp. sponsored ADR (a)	14,582	97,116
Magic Software Enterprises Ltd. (b)	19,010	137,823
Majesco Entertainment Co. (b)	2,379	7,684
Manhattan Associates, Inc. (a)	23,799	1,247,068
Materialise NV ADR (a)(b)	6,225	50,547
Mentor Graphics Corp.	35,417	1,294,491
Microsoft Corp.	2,600,180	156,686,847
MicroStrategy, Inc. Class A (a)	3,065	594,702
Mitek Systems, Inc. (a)(b)	10,386	58,162
MobileIron, Inc. (a)(b)	27,822	115,461
Monotype Imaging Holdings, Inc.	13,423	263,091
NetSol Technologies, Inc. (a)	5,108	29,116
NICE Systems Ltd. sponsored ADR	13,046	858,296
Nuance Communications, Inc. (a)	95,808	1,553,048
NXT-ID, Inc. (a)(b)	787	2,534
Open Text Corp.	41,649	2,653,717
Parametric Technology Corp. (a)	37,715	1,837,098
Park City Group, Inc. (a)	7,999	116,785
Paylocity Holding Corp. (a)(b)	16,978	562,142
Pegasystems, Inc.	25,383	916,326
Progress Software Corp.	15,684	463,776
Proofpoint, Inc. (a)(b)	14,708	1,132,663
QAD, Inc. Class A	7,546	218,834
Qualys, Inc. (a)	11,665	387,278
Rapid7, Inc. (a)(b)	14,292	165,787
RealPage, Inc. (a)	29,903	855,226
Sapiens International Corp. NV	17,677	261,796
SeaChange International, Inc. (a)(b)	14,266	37,234
SITO Mobile Ltd. (a)	6,884	24,438
Smith Micro Software, Inc. (a)	735	1,036
Sonic Foundry, Inc. (a)	478	2,433
Sphere 3D Corp. (a)(b)	24,109	19,287
Splunk, Inc. (a)(b)	44,152	2,544,038
SS&C Technologies Holdings, Inc.	67,177	2,015,982
Symantec Corp.	204,914	4,997,852
Synchronoss Technologies, Inc. (a)(b)	14,793	717,165
Synopsys, Inc. (a)	50,084	3,029,080
Take-Two Interactive Software, Inc. (a)(b)	29,615	1,457,946
Talend SA ADR (b)	3,035	70,078
Tangoe, Inc. (a)(b)	12,630	100,030
TeleNav, Inc. (a)	16,786	100,716
The9 Ltd. sponsored ADR (a)	6,231	9,035
TiVo Corp. (a)	40,629	822,737
Top Image Systems Ltd. (a)	2,532	3,798
Tubemogul, Inc. (a)(b)	11,667	163,338
Ultimate Software Group, Inc. (a)	9,888	2,026,348
Upland Software, Inc. (a)	6,211	58,508
Varonis Systems, Inc. (a)	8,496	248,083
Vasco Data Security International, Inc. (a)	13,699	198,636
Verint Systems, Inc. (a)	21,206	796,285
Voltari Corp. (a)(b)	3,627	10,337
Zix Corp. (a)	18,885	84,038
Zynga, Inc. (a)	282,819	808,862
		276,246,498
Technology Hardware, Storage & Peripherals - 8.0%
Apple, Inc.	1,799,716	198,904,559
Astro-Med, Inc.	3,663	48,535
Avid Technology, Inc. (a)	12,939	54,473
BlackBerry Ltd. (a)(b)	174,831	1,345,755
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	356	812
Concurrent Computer Corp.	5,268	29,553
CPI Card Group	20,070	75,263
Cray, Inc. (a)	13,526	261,052
Electronics for Imaging, Inc. (a)(b)	15,224	662,548
Immersion Corp. (a)(b)	10,589	109,067
Intevac, Inc. (a)	8,266	52,489
Logitech International SA (b)	53,425	1,307,844
NetApp, Inc.	92,101	3,367,213
On Track Innovations Ltd. (a)(b)	5,512	6,614
Seagate Technology LLC (b)	100,556	4,032,296
Stratasys Ltd. (a)(b)	17,735	320,117
Super Micro Computer, Inc. (a)	15,909	435,111
Transact Technologies, Inc.	1,837	11,665
U.S.A. Technologies, Inc. (a)(b)	13,783	58,578
Western Digital Corp.	95,302	6,066,925
		217,150,469

TOTAL INFORMATION TECHNOLOGY		1,267,323,852

MATERIALS - 0.6%
Chemicals - 0.2%
A. Schulman, Inc.	9,620	320,346
Advanced Emissions Solutions, Inc. (a)(b)	9,725	87,720
AgroFresh Solutions, Inc. (a)(b)	17,874	50,047
Balchem Corp. (b)	10,586	845,398
Burcon NutraScience Corp. (a)	2,165	4,400
Burcon NutraScience Corp. rights 11/30/16 (a)	2,165	8
Codexis, Inc. (a)	16,144	76,684
Fuwei Films Holdings Co. Ltd. (a)	926	556
Gulf Resources, Inc. (a)	18,051	42,420
Hawkins, Inc.	3,857	187,257
Innophos Holdings, Inc.	6,606	360,159
Innospec, Inc.	7,775	510,818
Marrone Bio Innovations, Inc. (a)(b)	5,015	11,685
Metabolix, Inc. (a)	4,567	1,302
Methanex Corp. (b)	29,941	1,317,957
Northern Technologies International Corp. (a)	492	6,839
Senomyx, Inc. (a)(b)	14,455	15,611
Tantech Holdings Ltd. (a)(b)	5,755	12,719
Terravia Holdings, Inc. (a)(b)	29,761	40,177
		3,892,103
Construction Materials - 0.0%
China Advanced Construction Materials Group, Inc. (a)	135	317
Forterra, Inc. (b)	20,582	407,729
Tecnoglass, Inc. (b)	9,962	121,835
U.S. Concrete, Inc. (a)(b)	5,032	286,069
United States Lime & Minerals, Inc.	1,849	134,145
		950,095
Containers & Packaging - 0.1%
AEP Industries, Inc.	1,718	202,466
Silgan Holdings, Inc. (b)	19,798	980,199
UFP Technologies, Inc. (a)	3,182	79,868
		1,262,533
Metals & Mining - 0.3%
Century Aluminum Co. (a)(b)	27,987	258,040
China Natural Resources, Inc. (a)	3,570	9,318
Ferroglobe PLC	23,476	267,861
Ferroglobe Representation & Warranty Insurance	23,476	0
Handy & Harman Ltd. (a)	4,841	111,827
Haynes International, Inc.	3,976	173,234
Kaiser Aluminum Corp.	5,973	492,115
Mountain Province Diamonds, Inc. (a)	57,110	283,573
Olympic Steel, Inc.	4,194	102,543
Pan American Silver Corp. (b)	51,028	859,822
Pershing Gold Corp. (a)(b)	11,050	41,327
Randgold Resources Ltd. sponsored ADR (b)	13,669	982,528
Real Industries, Inc. (a)	11,150	65,228
Royal Gold, Inc.	21,708	1,511,745
Schnitzer Steel Industries, Inc. Class A	8,459	236,006
Silver Standard Resources, Inc. (a)(b)	39,281	388,628
Steel Dynamics, Inc.	81,829	2,903,293
Synalloy Corp.	3,081	31,272
Universal Stainless & Alloy Products, Inc. (a)	2,467	30,344
		8,748,704
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI)	20,514	194,883
Pope Resources, Inc. LP	1,780	119,260
Rentech, Inc. (a)	5,467	8,911
		323,054

TOTAL MATERIALS		15,176,489

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
CareTrust (REIT), Inc.	23,113	327,049
Communications Sales & Leasing, Inc.	53,856	1,342,630
CyrusOne, Inc.	27,714	1,182,834
Equinix, Inc. (b)	23,734	8,040,130
Gaming & Leisure Properties	68,674	2,095,244
Gladstone Commercial Corp.	7,404	136,160
Gladstone Land Corp. (b)	5,578	60,856
Global Self Storage, Inc.	4,374	21,826
Government Properties Income Trust (b)	23,516	441,866
Gyrodyne LLC	1,037	19,444
Hospitality Properties Trust (SBI)	57,844	1,677,187
Lamar Advertising Co. Class A (b)	27,282	1,808,524
Potlatch Corp.	13,406	550,651
Retail Opportunity Investments Corp.	36,725	758,004
Sabra Health Care REIT, Inc.	21,657	479,269
Select Income REIT	30,885	754,829
Senior Housing Properties Trust (SBI)	79,520	1,436,131
Sotherly Hotels, Inc.	7,917	43,464
Wheeler REIT, Inc.	28,143	45,873
		21,221,971
Real Estate Management & Development - 0.0%
Altisource Portfolio Solutions SA (a)(b)	5,841	157,357
AV Homes, Inc. (a)(b)	7,112	112,725
China HGS Real Estate, Inc. (a)(b)	10,514	22,290
Colliers International Group, Inc.	12,492	442,005
Cresud S.A.C.I.F. y A. sponsored ADR	14,542	237,180
Elbit Imaging Ltd. (a)	37	127
FirstService Corp.	11,854	514,735
FRP Holdings, Inc. (a)	3,769	143,034
Griffin Industrial Realty, Inc.	1,996	62,774
Landmark Infrastructure Partners LP	5,278	77,323
Stratus Properties, Inc. (a)(b)	2,797	83,211
The RMR Group, Inc.	5,203	215,925
		2,068,686

TOTAL REAL ESTATE		23,290,657

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.3%
Alaska Communication Systems Group, Inc. (a)	28,590	43,457
Atlantic Tele-Network, Inc.	7,583	548,327
B Communications Ltd.	6,305	140,412
Cogent Communications Group, Inc.	15,092	565,195
Consolidated Communications Holdings, Inc.	17,582	502,494
FairPoint Communications, Inc. (a)	9,909	164,985
Frontier Communications Corp. (b)	390,393	1,424,934
General Communications, Inc. Class A (a)	12,200	205,692
Hawaiian Telcom Holdco, Inc. (a)	4,893	111,756
Inteliquent, Inc.	11,373	257,485
Internet Gold Golden Lines Ltd. (a)	2,697	31,690
Iridium Communications, Inc. (a)(b)	30,514	268,523
Lumos Networks Corp. (a)	7,652	111,260
magicJack VocalTec Ltd. (a)(b)	6,098	43,296
ORBCOMM, Inc. (a)(b)	23,845	200,536
PDVWireless, Inc. (a)(b)	4,448	104,973
SBA Communications Corp. Class A (a)	41,483	4,105,158
Sify Technologies Ltd. sponsored ADR	1,965	1,788
Windstream Holdings, Inc. (b)	31,478	233,252
		9,065,213
Wireless Telecommunication Services - 0.8%
Airgain, Inc. (b)	2,589	50,770
America Movil S.A.B. de CV Series A sponsored ADR (b)	3,795	45,920
Boingo Wireless, Inc. (a)	12,453	151,927
Leap Wireless International, Inc. rights (a)	9,737	31,937
NII Holdings, Inc. (a)(b)	32,877	55,891
Partner Communications Co. Ltd. ADR (a)	1,446	7,056
Shenandoah Telecommunications Co. (b)	16,340	458,337
Spok Holdings, Inc.	6,714	122,195
T-Mobile U.S., Inc. (a)	274,676	14,890,186
VimpelCom Ltd. sponsored ADR (b)	443,566	1,490,382
Vodafone Group PLC sponsored ADR	132,709	3,243,408
		20,548,009

TOTAL TELECOMMUNICATION SERVICES		29,613,222

UTILITIES - 0.1%
Electric Utilities - 0.0%
MGE Energy, Inc.	12,266	726,147
Otter Tail Corp.	13,247	508,022
Spark Energy, Inc. Class A, (b)	1,866	47,583
		1,281,752
Gas Utilities - 0.0%
Delta Natural Gas Co., Inc. (b)	3,357	85,637
RGC Resources, Inc.	598	14,777
		100,414
Independent Power and Renewable Electricity Producers - 0.1%
8Point3 Energy Partners LP	8,945	114,317
Atlantica Yield PLC	32,708	592,669
Pattern Energy Group, Inc. (b)	27,887	547,422
TerraForm Global, Inc.	39,101	148,584
Terraform Power, Inc. (b)	29,948	378,243
		1,781,235
Water Utilities - 0.0%
Artesian Resources Corp. Class A	3,139	98,941
Cadiz, Inc. (a)(b)	5,673	58,999
Connecticut Water Service, Inc.	4,354	237,380
Consolidated Water Co., Inc. (b)	4,308	47,173
Middlesex Water Co.	5,668	230,914
Pure Cycle Corp. (a)	9,138	45,233
York Water Co.	7,311	266,120
		984,760

TOTAL UTILITIES		4,148,161

TOTAL COMMON STOCKS
(Cost $2,035,695,144)		2,689,494,985
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.55% 8/17/17 (e)
(Cost $1,992,144)	2,000,000	1,990,716
	Shares	Value

Money Market Funds - 16.1%
Fidelity Cash Central Fund, 0.39% (f)	13,280,127	$13,282,783
Fidelity Securities Lending Cash Central Fund 0.48% (f)(g)	423,553,538	423,638,249
TOTAL MONEY MARKET FUNDS
(Cost $436,849,205)		436,921,032
TOTAL INVESTMENT PORTFOLIO - 115.2%
(Cost $2,474,536,493)		3,128,406,733
NET OTHER ASSETS (LIABILITIES) - (15.2)%		(413,269,767)
NET ASSETS - 100%		$2,715,136,966

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
258 CME E-mini NASDAQ 100 Index Contracts (United States)	Dec. 2016	24,850,560	$109,220

The face value of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $178 or 0.0% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $773,393.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$63,437
Fidelity Securities Lending Cash Central Fund	3,519,078
Total	$3,582,515

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$512,633,360	$512,633,360	$--	$--
Consumer Staples	138,807,843	138,807,843	--	--
Energy	16,614,813	16,614,635	178	--
Financials	200,424,427	200,424,427	--	--
Health Care	355,970,544	355,751,456	77	219,011
Industrials	125,491,617	125,491,617	--	--
Information Technology	1,267,323,852	1,267,323,852	--	--
Materials	15,176,489	15,176,481	8	--
Real Estate	23,290,657	23,290,657	--	--
Telecommunication Services	29,613,222	29,581,285	--	31,937
Utilities	4,148,161	4,148,161	--	--
U.S. Government and Government Agency Obligations	1,990,716	--	1,990,716	--
Money Market Funds	436,921,032	436,921,032	--	--
Total Investments in Securities:	$3,128,406,733	$3,126,164,806	$1,990,979	$250,948
Derivative Instruments:
Assets
Futures Contracts	$109,220	$109,220	$--	$--
Total Assets	$109,220	$109,220	$--	$--
Total Derivative Instruments:	$109,220	$109,220	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$109,220	$0
Total Equity Risk	109,220	0
Total Value of Derivatives	$109,220	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2016
Assets
Investment in securities, at value (including securities loaned of $410,374,031) — See accompanying schedule: Unaffiliated issuers (cost $2,037,687,288)	$2,691,485,701
Fidelity Central Funds (cost $436,849,205)	436,921,032
Total Investments (cost $2,474,536,493)		$3,128,406,733
Cash		41,765
Foreign currency held at value (cost $6,267)		6,264
Receivable for investments sold		63,471
Receivable for fund shares sold		8,903,920
Dividends receivable		3,648,579
Distributions receivable from Fidelity Central Funds		251,391
Prepaid expenses		5,543
Receivable from investment adviser for expense reductions		304,632
Other receivables		1,068
Total assets		3,141,633,366
Liabilities
Payable for investments purchased
Regular delivery	$283,754
Delayed delivery	29,379
Payable for fund shares redeemed	1,418,160
Accrued management fee	528,858
Payable for daily variation margin for derivative instruments	225,894
Other affiliated payables	357,869
Other payables and accrued expenses	97,544
Collateral on securities loaned, at value	423,554,942
Total liabilities		426,496,400
Net Assets		$2,715,136,966
Net Assets consist of:
Paid in capital		$2,050,439,769
Undistributed net investment income		23,981,498
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,263,270)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		653,978,969
Net Assets, for 38,538,387 shares outstanding		$2,715,136,966
Net Asset Value, offering price and redemption price per share ($2,715,136,966 ÷ 38,538,387 shares)		$70.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2016
Investment Income
Dividends		$31,143,449
Interest		11,742
Income from Fidelity Central Funds (including $3,519,078 from security lending)		3,582,515
Total income		34,737,706
Expenses
Management fee	$5,592,774
Transfer agent fees	3,273,942
Licensing fees	103,914
Accounting and security lending fees	606,471
Custodian fees and expenses	36,271
Independent trustees' fees and expenses	9,832
Registration fees	151,446
Audit	86,087
Legal	18,948
Miscellaneous	16,935
Total expenses before reductions	9,896,620
Expense reductions	(3,126,308)	6,770,312
Net investment income (loss)		27,967,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	900,991
Fidelity Central Funds	18,353
Foreign currency transactions	(357)
Futures contracts	683,471
Total net realized gain (loss)		1,602,458
Change in net unrealized appreciation (depreciation) on: Investment securities	131,180,187
Assets and liabilities in foreign currencies	(99)
Futures contracts	(520,976)
Total change in net unrealized appreciation (depreciation)		130,659,112
Net gain (loss)		132,261,570
Net increase (decrease) in net assets resulting from operations		$160,228,964

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,967,394	$18,666,406
Net realized gain (loss)	1,602,458	3,328,550
Change in net unrealized appreciation (depreciation)	130,659,112	104,270,168
Net increase (decrease) in net assets resulting from operations	160,228,964	126,265,124
Distributions to shareholders from net investment income	(17,116,229)	(10,755,970)
Distributions to shareholders from net realized gain	(14,738,930)	(5,388,196)
Total distributions	(31,855,159)	(16,144,166)
Share transactions
Proceeds from sales of shares	1,051,858,524	1,178,089,711
Reinvestment of distributions	30,550,054	15,574,587
Cost of shares redeemed	(572,369,348)	(485,576,890)
Net increase (decrease) in net assets resulting from share transactions	510,039,230	708,087,408
Redemption fees	347,337	465,280
Total increase (decrease) in net assets	638,760,372	818,673,646
Net Assets
Beginning of period	2,076,376,594	1,257,702,948
End of period	$2,715,136,966	$2,076,376,594
Other Information
Undistributed net investment income end of period	$23,981,498	$15,462,730
Shares
Sold	16,331,216	18,263,948
Issued in reinvestment of distributions	474,816	254,019
Redeemed	(8,850,966)	(7,636,754)
Net increase (decrease)	7,955,066	10,881,213

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Nasdaq Composite Index Fund

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$67.89	$63.84	$54.46	$40.41	$35.04
Income from Investment Operations
Net investment income (loss)A	.78	.68	.75B	.57	.44
Net realized and unrealized gain (loss)	2.80	4.13	9.54	13.95	5.19
Total from investment operations	3.58	4.81	10.29	14.52	5.63
Distributions from net investment income	(.55)	(.52)	(.40)	(.48)	(.27)
Distributions from net realized gain	(.48)	(.26)	(.52)	–	–
Total distributions	(1.03)	(.78)	(.92)	(.48)	(.27)
Redemption fees added to paid in capitalA	.01	.02	.01	.01	.01
Net asset value, end of period	$70.45	$67.89	$63.84	$54.46	$40.41
Total ReturnC	5.43%	7.70%	19.25%	36.39%	16.24%
Ratios to Average Net AssetsD,E
Expenses before reductions	.42%	.52%	.55%	.56%	.58%
Expenses net of fee waivers, if any	.29%	.29%	.29%	.33%	.35%
Expenses net of all reductions	.29%	.29%	.29%	.33%	.35%
Net investment income (loss)	1.20%	1.05%	1.31%B	1.23%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$2,715,137	$2,076,377	$1,257,703	$688,916	$481,320
Portfolio turnover rateF	4%	9%	5%	14%	10%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.07%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016

1. Organization.

Fidelity Nasdaq Composite Index Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$794,252,293
Gross unrealized depreciation	(154,343,776)
Net unrealized appreciation (depreciation) on securities	$639,908,517
Tax Cost	$2,488,498,216

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,166,276
Capital loss carryforward	$(46,930)
Net unrealized appreciation (depreciation) on securities and other investments	$639,908,026

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(46,930)

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$17,116,229	$ 12,314,917
Long-term Capital Gains	14,738,930	3,829,249
Total	$31,855,159	$ 16,144,166

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $683,471 and a change in net unrealized appreciation (depreciation) of $(520,976) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $622,599,504 and $85,458,586, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .24% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .14% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Licensing Fees. Under the terms of a license agreement, the investment adviser pays NASDAQ OMX Group an annual licensing fee for the use of the NASDAQ Composite Index. The investment adviser has entered into a sub-license agreement with the Fund whereby the Fund pays the investment adviser the amount of the license fee at the rate of up to .06% of the Fund's average net assets.

Effective January 1, 2016, the licensing fee is paid by the investment adviser, not by the Fund.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,791 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser contractually agreed to waive expenses of the Fund to the extent annual operating expenses exceeded .29% of average net assets. This waiver will remain in place through January 31, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this waiver. During the period this waiver reduced the Fund's expenses by $3,125,684.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $624.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Nasdaq Composite Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Nasdaq Composite Index Fund (the Fund), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Nasdaq Composite Index Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Actual	.29%	$1,000.00	$1,081.00	$1.51
Hypothetical-C		$1,000.00	$1,023.55	$1.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity NASDAQ Composite Index Fund voted to pay on December 28th 2016, to shareholders of record at the opening of business on December 27th 2016 a distribution of $ 0.027 per share derived from capital gains realized from sales of portfolio securities and a dividend of $ 0.645 per share from net investment income.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100%, and 86% of the dividends distributed on December 11, 2015 and December 28, 2015, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Nasdaq Composite Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Nasdaq Composite Index Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Nasdaq Composite Index Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the fund's total expense ratio ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios.

The Board further considered that FMR contractually agreed to waive the fund's expenses to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.29% through January 31, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although above the median of the universe presented for comparison, the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to the fund's current contractual arrangements its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series 100 Index Fund Fidelity® Series 100 Index Fund Class F Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series 100 Index Fund	7.00%	14.02%	6.58%
Class F	7.06%	14.05%	6.59%

 A From March 29, 2007

 The initial offering of Class F shares took place on December 4, 2013. Returns prior to December 4, 2013 are those of Fidelity® Series 100 Index Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 100 Index Fund, a class of the fund, on March 29, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 100® Index performed over the same period.

Period Ending Values
$18,526	Fidelity® Series 100 Index Fund
$18,719	S&P 100® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 8.06% for the 12 months ending November 30, 2016, rising sharply in the final month on post-election optimism for economic growth. The period began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. For the year, 10 of the 11 sectors in the S&P 500 advanced, with six posting double-digit gains. Telecommunication services (+16%) led the way, its strength attributable to demand for dividend-paying equities early in the period, as well as to company-specific news. Cyclical sectors including industrials (+15%), financials (+14%), energy (+13%) and materials (+12%) posted strong gains, the latter two driven by a rebound in commodity prices. Conversely, real estate (+1%) lagged the index due to a late-period slump related to expectations for rising interest rates. Consumer discretionary (+3%) also underperformed, as competitive pressure continued to weigh on brick-and-mortar retailers.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes gained about 7%, roughly in line with the 7.10% increase in the S&P 100 index. Stocks struggled amid early-period volatility, but rallied between February and August 2016, and then again after the November U.S. elections, benefiting from mounting optimism about the economy’s growth prospects. Each sector gained ground with the exception of health care and real estate, the latter of which was added to the benchmark mid-year. The largest individual contributor was software company Microsoft (+14%). Various financial stocks also added value, especially banks JPMorgan Chase (+24%) and Bank of America (+23%), as well as insurance-focused conglomerate Berkshire Hathaway (+17%). Elsewhere, oil and gas producers Chevron and Exxon Mobil benefited from higher energy prices. In contrast, many of the fund’s biggest detractors were health care companies caught up in a wave of concern about drug pricing in the U.S. From this group, the biggest laggards were Allergan (-38%), Gilead Sciences (-29%), Bristol-Myers Squibb (-14%) and Eli Lilly (-16%). Also weighing on results was consumer electronics company Apple (-5%) – the largest position in the index the past 12 months – and athletic-wear manufacturer Nike (-23%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.0	4.8
Microsoft Corp.	3.9	3.6
Exxon Mobil Corp.	3.0	3.2
Johnson & Johnson	2.5	2.7
Berkshire Hathaway, Inc. Class B	2.5	2.3
Amazon.com, Inc.	2.5	2.4
JPMorgan Chase & Co.	2.4	2.1
General Electric Co.	2.3	2.4
Facebook, Inc. Class A	2.3	2.3
Wells Fargo & Co.	2.0	2.0
	28.4

Top Market Sectors as of November 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.1	24.1
Financials	14.8	13.7
Health Care	14.3	15.0
Consumer Discretionary	11.7	12.0
Consumer Staples	10.6	11.2
Industrials	9.2	9.4
Energy	7.4	7.3
Telecommunication Services	3.7	3.9
Utilities	1.5	1.6
Materials	1.4	1.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of November 30, 2016*
Stocks and Equity Futures	100.0%

 * Foreign investments - 2.9%

As of May 31, 2016*
Stocks and Equity Futures	100.0%

 * Foreign investments - 3.2%

Investments November 30, 2016

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 11.7%
Automobiles - 0.8%
Ford Motor Co.	1,048,094	$12,535,204
General Motors Co.	381,742	13,181,551
		25,716,755
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	229,194	27,335,968
Starbucks Corp.	393,896	22,834,151
		50,170,119
Internet & Direct Marketing Retail - 3.1%
Amazon.com, Inc. (a)	105,680	79,320,238
Priceline Group, Inc. (a)	13,332	20,047,062
		99,367,300
Media - 3.5%
Comcast Corp. Class A	645,226	44,849,659
The Walt Disney Co.	397,101	39,360,651
Time Warner, Inc.	208,911	19,182,208
Twenty-First Century Fox, Inc.:
Class A	285,768	8,032,938
Class B	130,824	3,670,921
		115,096,377
Multiline Retail - 0.4%
Target Corp.	154,396	11,925,547
Specialty Retail - 1.8%
Home Depot, Inc.	331,847	42,941,002
Lowe's Companies, Inc.	234,914	16,573,183
		59,514,185
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc. Class B	362,141	18,132,400

TOTAL CONSUMER DISCRETIONARY		379,922,683

CONSUMER STAPLES - 10.6%
Beverages - 2.5%
PepsiCo, Inc.	386,526	38,691,253
The Coca-Cola Co.	1,043,270	42,095,945
		80,787,198
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	117,655	17,661,192
CVS Health Corp.	286,361	22,018,297
Wal-Mart Stores, Inc.	407,082	28,670,785
Walgreens Boots Alliance, Inc.	229,642	19,457,567
		87,807,841
Food Products - 0.9%
Mondelez International, Inc.	417,782	17,229,330
The Kraft Heinz Co.	160,023	13,065,878
		30,295,208
Household Products - 2.3%
Colgate-Palmolive Co.	239,435	15,618,345
Procter & Gamble Co.	716,767	59,104,607
		74,722,952
Tobacco - 2.2%
Altria Group, Inc.	524,762	33,548,035
Philip Morris International, Inc.	416,652	36,782,039
		70,330,074

TOTAL CONSUMER STAPLES		343,943,273

ENERGY - 7.4%
Energy Equipment & Services - 1.3%
Halliburton Co.	231,273	12,278,284
Schlumberger Ltd.	373,509	31,393,431
		43,671,715
Oil, Gas & Consumable Fuels - 6.1%
Chevron Corp.	506,677	56,524,886
ConocoPhillips Co.	332,635	16,139,450
Exxon Mobil Corp.	1,113,697	97,225,748
Kinder Morgan, Inc.	515,615	11,446,653
Occidental Petroleum Corp.	205,173	14,641,145
		195,977,882

TOTAL ENERGY		239,649,597

FINANCIALS - 14.8%
Banks - 8.2%
Bank of America Corp.	2,740,780	57,885,274
Citigroup, Inc.	780,318	44,002,132
JPMorgan Chase & Co.	970,097	77,772,676
U.S. Bancorp	432,099	21,440,752
Wells Fargo & Co.	1,219,609	64,541,708
		265,642,542
Capital Markets - 2.0%
Bank of New York Mellon Corp.	286,753	13,597,827
BlackRock, Inc. Class A	32,769	12,150,418
Goldman Sachs Group, Inc.	101,275	22,208,595
Morgan Stanley	395,371	16,352,545
		64,309,385
Consumer Finance - 0.8%
American Express Co.	208,410	15,013,856
Capital One Financial Corp.	135,921	11,422,801
		26,436,657
Diversified Financial Services - 2.5%
Berkshire Hathaway, Inc. Class B (a)	509,936	80,284,324
Insurance - 1.3%
Allstate Corp.	99,766	6,975,639
American International Group, Inc.	273,177	17,300,299
MetLife, Inc.	295,132	16,235,211
		40,511,149

TOTAL FINANCIALS		477,184,057

HEALTH CARE - 14.3%
Biotechnology - 3.8%
AbbVie, Inc.	437,390	26,593,312
Amgen, Inc.	200,993	28,957,062
Biogen, Inc. (a)	58,851	17,306,314
Celgene Corp. (a)	208,178	24,671,175
Gilead Sciences, Inc.	354,430	26,121,491
		123,649,354
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	394,808	15,030,341
Danaher Corp.	163,207	12,757,891
Medtronic PLC	371,157	27,098,173
		54,886,405
Health Care Providers & Services - 1.3%
UnitedHealth Group, Inc.	255,791	40,496,831
Pharmaceuticals - 7.5%
Allergan PLC	100,738	19,573,393
Bristol-Myers Squibb Co.	448,755	25,327,732
Eli Lilly & Co.	260,891	17,511,004
Johnson & Johnson	734,795	81,782,684
Merck & Co., Inc.	742,673	45,444,161
Pfizer, Inc.	1,629,098	52,359,210
		241,998,184

TOTAL HEALTH CARE		461,030,774

INDUSTRIALS - 9.2%
Aerospace & Defense - 2.8%
General Dynamics Corp.	77,072	13,514,575
Lockheed Martin Corp.	67,800	17,983,950
Raytheon Co.	79,256	11,851,942
The Boeing Co.	155,817	23,459,808
United Technologies Corp.	209,045	22,518,327
		89,328,602
Air Freight & Logistics - 1.0%
FedEx Corp.	65,609	12,575,277
United Parcel Service, Inc. Class B	185,660	21,521,707
		34,096,984
Electrical Equipment - 0.3%
Emerson Electric Co.	172,840	9,755,090
Industrial Conglomerates - 3.9%
3M Co.	162,328	27,878,211
General Electric Co.	2,406,786	74,032,737
Honeywell International, Inc.	204,354	23,284,095
		125,195,043
Machinery - 0.5%
Caterpillar, Inc.	156,911	14,994,415
Road & Rail - 0.7%
Union Pacific Corp.	223,702	22,667,724

TOTAL INDUSTRIALS		296,037,858

INFORMATION TECHNOLOGY - 24.1%
Communications Equipment - 1.2%
Cisco Systems, Inc.	1,350,868	40,282,884
Internet Software & Services - 6.0%
Alphabet, Inc.:
Class A (a)	79,188	61,440,385
Class C (a)	79,365	60,161,845
Facebook, Inc. Class A (a)	623,895	73,881,646
		195,483,876
IT Services - 4.2%
Accenture PLC Class A	167,201	19,968,815
IBM Corp.	233,614	37,896,863
MasterCard, Inc. Class A	257,547	26,321,303
PayPal Holdings, Inc. (a)	301,460	11,841,349
Visa, Inc. Class A	506,654	39,174,487
		135,202,817
Semiconductors & Semiconductor Equipment - 2.8%
Intel Corp.	1,270,640	44,091,208
Qualcomm, Inc.	395,789	26,965,105
Texas Instruments, Inc.	269,440	19,919,699
		90,976,012
Software - 4.9%
Microsoft Corp.	2,092,895	126,117,853
Oracle Corp.	808,309	32,485,939
		158,603,792
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	1,447,215	159,946,199

TOTAL INFORMATION TECHNOLOGY		780,495,580

MATERIALS - 1.4%
Chemicals - 1.4%
E.I. du Pont de Nemours & Co.	234,824	17,285,395
Monsanto Co.	117,523	12,070,787
The Dow Chemical Co.	302,641	16,863,157
		46,219,339
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Simon Property Group, Inc.	84,394	15,161,382
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 3.7%
AT&T, Inc.	1,652,289	63,827,924
Verizon Communications, Inc.	1,094,803	54,630,670
		118,458,594
UTILITIES - 1.5%
Electric Utilities - 1.5%
Duke Energy Corp.	185,032	13,649,811
Exelon Corp.	247,863	8,058,026
NextEra Energy, Inc.	125,445	14,329,582
Southern Co.	262,858	12,307,012
		48,344,431
TOTAL COMMON STOCKS
(Cost $2,842,909,783)		3,206,447,568
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.55% 8/17/17 (b)
(Cost $498,036)	500,000	497,679
	Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 0.39% (c)	20,558,169	$20,562,281
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	63	63
TOTAL MONEY MARKET FUNDS
(Cost $20,563,183)		20,562,344
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $2,863,971,002)		3,227,507,591
NET OTHER ASSETS (LIABILITIES) - 0.2%		6,086,090
NET ASSETS - 100%		$3,233,593,681

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
249 CME E-mini S&P 500 Index Contracts (United States)	Dec. 2016	27,375,060	$249,567

The face value of futures purchased as a percentage of Net Assets is 0.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $497,679.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$51,689
Fidelity Securities Lending Cash Central Fund	130,827
Total	$182,516

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$379,922,683	$379,922,683	$--	$--
Consumer Staples	343,943,273	343,943,273	--	--
Energy	239,649,597	239,649,597	--	--
Financials	477,184,057	477,184,057	--	--
Health Care	461,030,774	461,030,774	--	--
Industrials	296,037,858	296,037,858	--	--
Information Technology	780,495,580	780,495,580	--	--
Materials	46,219,339	46,219,339	--	--
Real Estate	15,161,382	15,161,382	--	--
Telecommunication Services	118,458,594	118,458,594	--	--
Utilities	48,344,431	48,344,431	--	--
U.S. Government and Government Agency Obligations	497,679	--	497,679	--
Money Market Funds	20,562,344	20,562,344	--	--
Total Investments in Securities:	$3,227,507,591	$3,227,009,912	$497,679	$--
Derivative Instruments:
Assets
Futures Contracts	$249,567	$249,567	$--	$--
Total Assets	$249,567	$249,567	$--	$--
Total Derivative Instruments:	$249,567	$249,567	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$249,567	$0
Total Equity Risk	249,567	0
Total Value of Derivatives	$249,567	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,843,407,819)	$3,206,945,247
Fidelity Central Funds (cost $20,563,183)	20,562,344
Total Investments (cost $2,863,971,002)		$3,227,507,591
Segregated cash with brokers for derivative instruments		813,577
Receivable for investments sold		64,785,154
Receivable for fund shares sold		2,832
Dividends receivable		9,133,881
Distributions receivable from Fidelity Central Funds		4,080
Total assets		3,302,247,115
Liabilities
Payable for fund shares redeemed	68,386,939
Accrued management fee	135,417
Payable for daily variation margin for derivative instruments	66,221
Other affiliated payables	64,857
Total liabilities		68,653,434
Net Assets		$3,233,593,681
Net Assets consist of:
Paid in capital		$3,155,565,222
Undistributed net investment income		68,942,562
Accumulated undistributed net realized gain (loss) on investments		(354,700,259)
Net unrealized appreciation (depreciation) on investments		363,786,156
Net Assets		$3,233,593,681
Series 100 Index:
Net Asset Value, offering price and redemption price per share ($1,544,113,067 ÷ 106,489,786 shares)		$14.50
Class F:
Net Asset Value, offering price and redemption price per share ($1,689,480,614 ÷ 116,477,448 shares)		$14.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2016
Investment Income
Dividends		$76,344,824
Interest		6,786
Income from Fidelity Central Funds		182,516
Total income		76,534,126
Expenses
Management fee	$1,599,087
Transfer agent fees	785,160
Independent trustees' fees and expenses	14,011
Interest	1,041
Miscellaneous	8,280
Total expenses before reductions	2,407,579
Expense reductions	(71)	2,407,508
Net investment income (loss)		74,126,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	109,029,160
Fidelity Central Funds	1,982
Futures contracts	1,636,827
Total net realized gain (loss)		110,667,969
Change in net unrealized appreciation (depreciation) on: Investment securities	31,877,729
Futures contracts	311,165
Total change in net unrealized appreciation (depreciation)		32,188,894
Net gain (loss)		142,856,863
Net increase (decrease) in net assets resulting from operations		$216,983,481

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,126,618	$76,195,556
Net realized gain (loss)	110,667,969	135,052,301
Change in net unrealized appreciation (depreciation)	32,188,894	(89,819,666)
Net increase (decrease) in net assets resulting from operations	216,983,481	121,428,191
Distributions to shareholders from net investment income	(75,790,365)	(70,740,615)
Share transactions - net increase (decrease)	(288,847,188)	(254,445,510)
Total increase (decrease) in net assets	(147,654,072)	(203,757,934)
Net Assets
Beginning of period	3,381,247,753	3,585,005,687
End of period	$3,233,593,681	$3,381,247,753
Other Information
Undistributed net investment income end of period	$68,942,562	$70,638,423

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series 100 Index Fund

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.87	$13.67	$11.77	$10.19	$8.85
Income from Investment Operations
Net investment income (loss)A	.31	.29	.27	.25	.21
Net realized and unrealized gain (loss)	.63	.18	1.63	2.35	1.31
Total from investment operations	.94	.47	1.90	2.60	1.52
Distributions from net investment income	(.31)	(.27)	–	(1.02)	(.18)
Total distributions	(.31)	(.27)	–	(1.02)	(.18)
Net asset value, end of period	$14.50	$13.87	$13.67	$11.77	$10.19
Total ReturnB	7.00%	3.48%	16.14%	27.56%	17.49%
Ratios to Average Net AssetsC,D
Expenses before reductions	.10%	.10%	.10%	.18%	.20%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.17%	.20%
Expenses net of all reductions	.10%	.10%	.10%	.17%	.20%
Net investment income (loss)	2.27%	2.17%	2.11%	2.34%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$1,544,113	$1,670,998	$1,814,733	$2,710,285	$8,019,529
Portfolio turnover rateE	4%	10%	8%	19%	10%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series 100 Index Fund Class F

Years ended November 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.87	$13.68	$11.69
Income from Investment Operations
Net investment income (loss)B	.32	.30	.27
Net realized and unrealized gain (loss)	.63	.16	1.72
Total from investment operations	.95	.46	1.99
Distributions from net investment income	(.32)	(.27)	–
Total distributions	(.32)	(.27)	–
Net asset value, end of period	$14.50	$13.87	$13.68
Total ReturnC,D	7.06%	3.45%	17.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.05%	.05%	.05%G
Expenses net of fee waivers, if any	.05%	.05%	.05%G
Expenses net of all reductions	.05%	.05%	.05%G
Net investment income (loss)	2.32%	2.22%	2.16%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,689,481	$1,710,250	$1,770,273
Portfolio turnover rateH	4%	10%	8%

 A For the period December 4, 2013 (commencement of sale of shares) to November 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016

1. Organization.

Fidelity Series 100 Index Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series 100 Index and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2016, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$696,892,236
Gross unrealized depreciation	(351,768,517)
Net unrealized appreciation (depreciation) on securities	$345,123,719
Tax Cost	$2,882,383,872

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$68,941,978
Capital loss carryforward	$(336,037,239)
Net unrealized appreciation (depreciation) on securities and other investments	$345,123,719

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(38,718,659)
2018	(297,318,580)
Total capital loss carryforward	$(336,037,239)

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$75,790,365	$ 70,740,615

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $1,636,827 and a change in net unrealized appreciation (depreciation) of $311,165 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $135,005,108 and $440,704,273, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and interest expense, including commitment fees. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

In addition, under the expense contract, the investment adviser pays class-level expenses for Series 100 Index so that the total expenses do not exceed .10%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense, including commitment fees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives transfer agent fees at an annual rate of .075% of average net assets for Series 100 Index. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Series 100 Index pays a portion of the transfer agent fees at an annual rate of .05% of average net assets.

For the period, transfer agent fees for each applicable class were as follows:

Amount
Series 100 Index	$785,160

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$30,292,000.62%		$1,041

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,280 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $130,827.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $71.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2016	Year ended November 30, 2015
From net investment income
Series 100 Index	$37,042,690	$35,250,235
Class F	38,747,675	35,490,380
Total	$75,790,365	$70,740,615

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2016	Year ended November 30, 2015	Year ended November 30, 2016	Year ended November 30, 2015
Series 100 Index
Shares sold	7,974,111	11,702,848	$107,582,811	$156,655,563
Reinvestment of distributions	2,823,376	2,630,615	37,042,690	35,250,235
Shares redeemed	(24,807,548)	(26,569,388)	(338,780,299)	(359,046,239)
Net increase (decrease)	(14,010,061)	(12,235,925)	$(194,154,798)	$(167,140,441)
Class F
Shares sold	15,865,327	16,342,253	$214,624,314	$218,162,260
Reinvestment of distributions	2,955,582	2,648,536	38,747,675	35,490,380
Shares redeemed	(25,631,264)	(25,150,141)	(348,064,379)	(340,957,709)
Net increase (decrease)	(6,810,355)	(6,159,352)	$(94,692,390)	$(87,305,069)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Series 100 Index Fund:

We have audited the accompanying statement of assets and liabilities of Series 100 Index Fund (the Fund), a fund of Fidelity Concord Trust, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series 100 Index Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity 1-800-544-8544, or for Class F, call 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Series 100 Index	.10%
Actual		$1,000.00	$1,056.90	$.51
Hypothetical-C		$1,000.00	$1,024.50	$.51
Class F	.05%
Actual		$1,000.00	$1,056.90	$.26
Hypothetical-C		$1,000.00	$1,024.75	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity Series 100 Index Fund designates 100% and Class F designates 99% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Series 100 Index Fund designates 100% and Class F designates 99% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 100 Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Series 100 Index Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted that, although FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract, such expenses may be paid by FMR pursuant to expense limitation arrangements in effect for the fund and, as a result, are also subtracted from the management fee for purposes of calculating the hypothetical "net management fee." The Board considered that "fund-level" non-management expenses and "class-level" expenses paid by FMR may exceed the fund's management fee and result in a negative net management fee.

Fidelity Series 100 Index Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays the fund to manage the fund's assets.

Furthermore, the Board considered that it had approved an amended and restated management contract for the fund (effective October 1, 2013) that lowered the fund's management fee rate from 0.20% to 0.05%. The Board considered that the chart reflects the fund's lower management fee rate for 2013, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee rate. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of the retail class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, to 0.10%. This contractual arrangement may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board and by a vote of a majority of the outstanding voting securities of the applicable class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to the fund's current contractual arrangements its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board also considered that, like the current management contract and sub-advisory agreements, the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

HUN-ANN-0117
1.842443.109

Item 2.

Code of Ethics

As of the end of the period, November 30, 2016, Fidelity Concord Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Nasdaq Composite Index Fund and Fidelity Series 100 Index Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index Fund	$70,000	$-	$6,500	$1,900
Fidelity Series 100 Index Fund	$56,000	$-	$6,100	$1,600

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index Fund	$53,000	$-	$6,200	$1,000
Fidelity Series 100 Index Fund	$53,000	$-	$5,800	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2016A	November 30, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$10,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2016 A	November 30, 2015 A
Deloitte Entities	$280,000	$145,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Concord Street Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 25, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 25, 2017